[STRONG LOGO]

     THE STRONG
     GROWTH FUNDS
--------------------------------------------------------------
     SEMI-ANNUAL REPORT o JUNE 30, 1999

                       [PICTURE OF STRONG FUNDS BUILDING]


The Strong Common Stock Fund

The Strong Discovery Fund

The Strong Growth Fund

The Strong Mid Cap Disciplined Fund

The Strong Mid Cap Growth Fund

The Strong Opportunity Fund

The Strong Strategic Growth Fund

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

Having just returned from a business trip to Indianapolis, I was telling a friend that almost everywhere I went--every freeway traveled, every side street ventured down--bulldozers, cranes and backhoes were hard at work.

Indianapolis, like most American cities we visit these days, is in the midst of a spectacular building boom. A sea of yellow construction equipment is washing over the nation's landscape.

It is the latest chapter in the unbelievable economic expansion that has blessed this country--almost without pause--since 1982. The signs of prosperity are everywhere:

     o    Highways jammed with people on their way to do business.

     o "Help Wanted" signs in more store windows than most of us have ever seen at one time.

     o Consumer confidence is at an all-time high. Shopping carts are stuffed with personal computers, printers, software and all sorts of related high-tech equipment transforming the lives of Americans.

     o Restaurants are packed almost every night of the week with people who have money to spend.

We are fortunate to be living in one of the greatest economic booms in recorded history. Likewise, we should be grateful for the opportunity to live in this incredibly prosperous time. We should also remember that nothing lasts forever.

The nation's economic engine is running near full capacity. After eight years of continuous growth, the American economy is beginning to overheat. It's that strain on the system that has Mr. Greenspan's Federal Reserve, which is responsible for managing the economy and keeping inflation at reasonable levels, obviously concerned.

The Fed's most powerful inflation-fighting tool is its ability to manage interest rates. Although it is a blunt instrument, raising interest rates is very effective in rapidly slowing the rate of growth in the economy. For example, when rates go up, it doesn't take long to see a drop in both the construction of new homes and the refinancing of mortgage loans. Likewise, it wouldn't be long before some of those bulldozers and backhoes in Indianapolis were sidelined.

The Federal Reserve has an awesome responsibility. While they want the economy to move ahead, they can't let their hopes override common sense. The Fed has become increasingly worried about excessive valuations in the stock market and the possibility that, left unchecked, a financial bubble could occur.

Make no mistake about it: Here at Strong, we are bullish on the long-term prospects for America. But, in the short term, expectations of what the stock market and the U.S. economy can continue to deliver seem inflated. For that reason, this could be a good time to complement your portfolio's stock holdings with more conservative money market and short-term bond funds.

                                                  /s/ Dick

                                   THE STRONG
                                     GROWTH
                                     FUNDS
                          ----------------------------
                       SEMI-ANNUAL REPORT o JUNE 30, 1999

                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Common Stock Fund ....................................2
     The Strong Discovery Fund .......................................4
     The Strong Growth Fund ..........................................6
     The Strong Mid Cap Disciplined Fund .............................8
     The Strong Mid Cap Growth Fund .................................10
     The Strong Opportunity Fund ....................................12
     The Strong Strategic Growth Fund ...............................14

FINANCIAL INFORMATION
     Schedules of Investments in Securities .........................16
     Statements of Assets and Liabilities ...........................27
     Statements of Operations .......................................28
     Statements of Changes in Net Assets ............................29
     Notes to Financial Statements ..................................33

FINANCIAL HIGHLIGHTS ................................................37

                                    ==============
                          THE STRONG COMMON STOCK FUND
------------------------------------==============------------------------------

FUND
 HIGHLIGHTS

o For the six-month period ending June 30, 1999, the Strong Common Stock Fund returned 19.73%.(1)

o Media/cable stocks continued to be strong performers as consolidation highlighted the demand for the services of the cable industry.

o Energy stocks rebounded nicely as world economies began to bounce back and more stringent OPEC monitoring of oil sales allowed for strong stock performance. Other stocks that benefit from increased oil prices followed suit.

---------------------------------------

              AVERAGE ANNUAL
             TOTAL RETURNS(1)

              As of 6-30-99

          1-year          17.89%

          3-year          20.86%

          5-year          20.99%

 Since Inception          20.81%
   (on 12-29-89)

---------------------------------------

            FIVE LARGEST
           STOCK HOLDINGS

           As of 6-30-99

SECURITY                % OF NET ASSETS

Nabors Industries, Inc.            2.0%

MediaOne Group, Inc.               1.9%

Unifi, Inc.                        1.9%

AT&T Corporation--
Liberty Media Group Class A        1.8%

Apache Corporation                 1.8%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ Richard Trent Weiss
Richard Trent Weiss
Portfolio Manager

--------------------------------------------------------------------------------

During the first half of 1999, the Fund benefited from an up-tick in international economies. A rebound in the price of crude oil from $11 to $19 ignited a rally in stocks that either directly or indirectly earn greater profits as crude prices rise. The increase in oil prices related to a general pickup in Southeast Asian and Latin American economies, and to greater efforts by OPEC to monitor oil sales. We remain optimistic that oil prices will hold in the second half of 1999 and are maintaining our positions in this area. Cable/media stocks also continued their solid run as consolidation further drove gains in this group, although we reduced overweighted positions in this group as valuations approached private value levels. Individual stocks that performed best were DoubleClick, MediaOne, Morton International, Intermedia Communications, and Smith International.

Two sectors that lagged somewhat in the first half were healthcare services and financials. Healthcare stocks were severely impacted by reimbursement cuts initiated by the Balanced Budget Amendment of 1997. Although returns in this sector have come more slowly than we would like, we are optimistic that these stocks represent good value as companies can now grow off a new earnings base. Financial stocks also lagged as investors anticipated an increase in short-term interest rates and priced in an expected slowdown in earnings and

                                           -------------------------------------

                                                     IT ALSO APPEARS

                                                     THAT SMALLER-CAP

                                                    STOCKS HAVE REACHED

                                                       A POINT WHERE

                                                     THEY WILL PERFORM

                                                      BETTER RELATIVE

                                                      TO LARGER STOCKS

                                                       GOING FORWARD.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

growth. We increased our underweighted position in financial stocks toward the end of the second quarter when valuations adequately reflected lowered earnings expectations.

Looking ahead, we also believe that select technology stocks represent good value. Some technology companies are starting to suffer from fears that business will dramatically decline as corporations reduce technology budgets until next year due to Year 2000 concerns. Consequently, we are adding software stocks when we identify attractively valued companies with long-term competitive advantage in the space they play.

For the second half of 1999, we believe that the world economic situation will continue to improve, although at a slow rate. Given this scenario, we continue to like the energy sector and select cyclicals. We believe that smaller-cap stocks have reached a point where they will perform better relative to larger stocks going forward. Smaller stocks are now selling at a 6-point P/E discount to the largest 50 stocks in the S&P 500, while the historical average over the last 23 years is a 1-point discount.

We thank you for investing in the Strong Common Stock Fund, and look forward to continuing to help you achieve your financial goals.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-29-89 to 6-30-99

[GRAPH]
            THE STRONG COMMON           Russell         Lipper Growth
                STOCK FUND          2000(R) Index*       Funds Index*
12-89             10,000                10,000              10,000
12-91             15,864                11,756              12,895
12-93             23,988                16,552              15,541
12-95             31,609                20,873              20,292
12-97             47,223                29,753              30,536
6-99              60,272                31,688              42,945


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2500TM Index is an unmanaged index generally representative of the U.S. market for small to medium-small capitalization stocks. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S
 APPROACH

THE STRONG COMMON STOCK FUND INVESTS IN SMALL-CAP STOCKS THAT APPEAR UNDERVALUED OR NEGLECTED BY WALL STREET ANALYSTS, BUT POSSESS SUPERIOR LONG-TERM GROWTH POTENTIAL. AT THE CORE OF OUR INVESTMENT PHILOSOPHY IS THE "PRIVATE MARKET METHODOLOGY." THIS APPROACH ALLOWS US TO DETERMINE WHAT WE BELIEVE TO BE THE TRUE ECONOMIC VALUE OF A COMPANY--OR THE PRICE A BUYER WOULD PLACE ON THE WHOLE COMPANY. BY ANALYZING THE COMPETITIVE ADVANTAGES OF A COMPANY AND BY JUDGING THE ABILITY OF MANAGEMENT TO EFFECTIVELY CARRY OUT ITS CORPORATE VISION, WE ARE ABLE TO DETERMINE THE TRUE ECONOMIC VALUE OF THE FIRM AND QUANTIFY THE RISK/REWARD CHARACTERISTICS OF INDIVIDUAL STOCKS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The Russell 2500TM Index returned 10.88% for the six month period ended June 30, 1999.*

o An acceleration in the world economies allowed smaller-cap stocks, whose earnings are more sensitive to cyclical swings, to perform strongly during the first half of the year.

o The U.S. economy remained strong, although the Federal Reserve Board's move to increase short-term interest rates in June could signal a generally tighter monetary policy which may eventually slow earnings growth.

o In the second quarter, the Russell 2000(R) Index of small-cap stocks gained 15.55% versus 7.05% on the S&P 500 Index.* The rebound followed a long period of under-performance in small caps from mid-1996 through December 1998.

                                     ===========
                           THE STRONG DISCOVERY FUND
-------------------------------------===========--------------------------------

FUND
 HIGHLIGHTS

o The Strong Discovery Fund returned -5.00% for the six months ended June 30, 1999.(1)

o As of June 30, 1999, the Fund was invested in companies with an expected earnings growth rate of 21%.(2) On-site meetings with management confirmed that the vast majority of the Fund's holdings are on track to achieve their profit targets.

o The Fund emphasized dependable growth companies as a precautionary measure against a potential slowdown in the U.S. economy, which could result from the recent rise in interest rates.

---------------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(1)

            As of 6-30-99

         1-year         -5.63%

         3-year          5.26%

         5-year         10.30%

        10-year         11.15%

Since Inception         14.10%
  (on 12-31-87)

---------------------------------------

            FIVE LARGEST
           STOCK HOLDINGS

            As of 6-30-99

SECURITY                % OF NET ASSETS

AT&T Corporation                   4.4%

Central Garden & Pet Co.           4.1%

Sykes Enterprises, Inc.            3.0%

Chancellor Media Corporation       2.6%

ITT Educational Services, Inc.     2.6%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGERS

/s/Richard S. Strong          /s/Chip Paquelet
Richard S. Strong             Chip Paquelet
Portfolio Co-manager          Portfolio Co-manager

--------------------------------------------------------------------------------

This year began with a continuation of the market trends that persisted over the past few years. Large company stocks, and more recently Internet stocks, performed extraordinarily well while most stocks lost ground. By April, however, the chronic underperformance of small- and medium-sized company shares staged a turnaround. Investors are finally beginning to recognize the attractive valuation and growth opportunities present in the small-cap sector.

The Discovery Fund's performance mirrored this trend--a rough January-March followed by an improvement in the second quarter. Unfortunately, by mid-year our performance had fallen short of our broad-based benchmark, the Russell 2000(R) Index, and we gave back the outperformance we achieved in 1998.

No single issue explains Discovery's disappointing start in 1999. Rather, it was the culmination of several factors:

o Large declines in a few of our holdings, although the Fund's broad diversification diluted their impact.

o Insufficient technology exposure, particularly Internet stocks. At June 30, 1999, 23.1% of the portfolio was invested in technology. In addition, our focus on companies with proven management and records limited our exposure to the scores of Internet start-ups, recently the strongest sector of the market.

o Lack of big winners. While you expect some investments to disappoint, you also expect to

                                           -------------------------------------

                                                   WHILE THE PORTFOLIO

                                                     HAD A NUMBER OF

                                                    INDIVIDUAL INVEST-

                                                     MENTS WITH GOOD

                                                   GAINS OVER THE PAST

                                                   TWO QUARTERS, WE DID

                                                     NOT HAVE OUR COM-

                                                  PLEMENT OF STOCKS THAT

                                                    SHOT THE LIGHTS OUT.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of June 30, 1999. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated June 30, 1999.

more than offset them with stocks that surprise on the upside. While the portfolio had a number of individual investments with good gains over the past two quarters, we did not have our complement of stocks that shot the lights out.

On the positive side, in February and March we increased the Fund's energy exposure just prior to the recovery in oil prices. We also made several investments in cable companies as a way of capturing the growth of the Internet to the residential market.

Looking forward, we plan to emphasize those sectors of the market with the greatest growth potential, including technology, consumer products/services, and healthcare. We also intend to continue capitalizing on turning points in other industries, such as energy. As in the past, individual company research, including on-site visits with management, will continue to be an integral part of our investment process.

Please understand that, above all else, we value and appreciate the enormous trust you have invested in us. We absolutely abhor having to report poor results to you. And, rest assured, we have every intention of improving the job we do on your behalf. We will keep you posted.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-87 to 6-30-99

[GRAPH]
            THE STRONG             Russell              Lipper Capital
          DISCOVERY FUND        2000(R) Index*     Appreciation Funds Index*
12-87         10,000                10,000                 10,000
12-89         15,428                14,518                 14,479
12-91         25,151                17,068                 18,366
12-93         31,333                24,031                 22,865
12-95         39,885                30,303                 29,350
12-97         44,825                43,196                 40,477
6-99          45,584                46,005                 55,838


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG DISCOVERY FUND SEEKS TO PROVIDE INVESTORS WITH CAPITAL GROWTH, A GOAL WE PURSUE BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SMALL-, MEDIUM-, AND LARGER- SIZE COMPANIES. OUR INVESTMENT APPROACH COMBINES NUMBER-CRUNCHING ANALYSIS WITH DIRECT RESEARCH, INCLUDING ON-SITE VISITS. THROUGH FREQUENT DISCUSSIONS WITH MANAGEMENT, SUPPLIERS, CUSTOMERS AND COMPETITORS, WE BELIEVE WE CAN IDENTIFY VITAL ASPECTS OF COMPANIES THAT ARE NOT REFLECTED IN THEIR HISTORICAL FINANCIAL STATEMENTS OR THEIR STOCK PRICES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o In the second quarter of 1999, small-cap stocks staged a comeback following three years of significant underperformance.

o Large-cap valuations are at historically high levels while small-cap valuations remain reasonable.

o Corporate profitability is picking up following several years of anemic growth. Earnings for the companies in the S&P 500 Index are expected to advance 15% in 1999, compared to just a 4.5% average annual gain over the past three years.(2)

o The U.S. economy remains remarkably healthy in spite of global economic challenges and, recently, higher interest rates.

                                       ========
                             THE STRONG GROWTH FUND
---------------------------------------========---------------------------------

FUND
 HIGHLIGHTS

o The Strong Growth Fund returned 15.88% for the six-month period ended June 30, 1999.(1) In response to the excessive valuations of large-cap stocks, the Fund moved more aggressively into medium-cap companies.

o The Fund continued to hold core holdings that have demonstrated solid performance and reduced holdings in drug companies.

---------------------------------------

             AVERAGE ANNUAL
            TOTAL RETURNS(1)

             As of 6-30-99

         1-year            26.49%

         3-year            21.23%

         5-year            26.62%

Since Inception            25.33%
  (on 12-31-93)

---------------------------------------

             FIVE LARGEST
            STOCK HOLDINGS

             As of 6-30-99

SECURITY                % OF NET ASSETS

Cisco Systems, Inc.                4.3%

Kohl's Corporation                 3.2%

MCI WorldCom, Inc.                 2.7%

Uniphase Corporation               2.6%

Tyco International, Ltd.           2.2%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

--------------------------------------------------------------------------------

I often answer shareholder questions about the Strong Growth Fund, so I've decided to report to you from the perspective of an investor. As I am a shareholder myself, it isn't too hard.

Yes, Harriet, the Strong Growth Fund is an all-cap growth fund, and I see that the managers at Strong did move more aggressively into medium-cap companies as the valuations in the larger companies became too expensive. And I'm glad to see they kept cashing in their chips on more of those Internet stocks that kept running up. I knew those stocks were getting ahead of the fundamentals. I'm glad to see that someone pays attention to valuation along with trying to invest in companies with the strongest earnings and revenue growth.

Let's see--they took the weighted median market cap down to $8.43 billion from $9.7 billion while still keeping the best of their core large companies like Cisco Systems, Tyco International, Lucent, Home Depot, and Microsoft. They lowered their drug company holdings but still avoided big consumer staple companies because of weaker earnings and prospects. And good--they are very light in financial stocks with the upturn in interest rates.

Gee Harriet, I'm going to read further and see where Ron and his team made their new investments and see what other themes are working this year. Okay, they added to biotech stocks and stayed with their strong U.S.

                                           -------------------------------------

                                                   ...THE MANAGERS AT

                                                     STRONG DID MOVE

                                                    MORE AGGRESSIVELY

                                                     INTO MEDIUM-CAP

                                                     COMPANIES AS THE

                                                    VALUATIONS IN THE

                                                    LARGER COMPANIES

                                                  BECAME TOO EXPENSIVE.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

consumer-spending theme, but switched from drug stores (high valuation) and supermarkets to more consumer electronics like Best Buy, Circuit City and Tandy. They thought the economy was gaining strength and consumers were getting early tax refunds that were 14% higher than last year and teenagers were becoming a bigger factor in retail sales, with everyone working and the stock market still adding wealth. U.S. consumers spend when they feel safe and they get more dollars in their pockets. They said it was time to get more growth cyclical exposure in the portfolio.

The Strong Growth Fund is 5 1/2 years old now and performance since inception is compounding at 25.33%, just like the earnings growth rate for the average stock they own (and they mean forward looking earnings). And still no down years--that's the consistency that they keep striving for. They still like the telecom equipment theme and they are using the same rationale for the Internet sector. The suppliers and builders of the infrastructures are the place to be over the long term.

Ron thanks everyone for believing in his team and investing in the Growth Fund as part of their financial plans. They remain committed to doing their best to helping us attain our long-term financial goals.

I'll look forward to speaking with you again in six months.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-93 to 6-30-99

[GRAPH]
               THE STRONG           S&P 500          Lipper Growth
               GROWTH FUND        Stock Index*        Funds Index*
12-93             10,000            10,000              10,000
12-94             11,727            10,132               9,843
12-95             16,535            13,940              13,057
12-96             19,763            17,140              15,346
12-97             23,528            22,859              19,648
12-98             29,877            29,391              24,696
6-99              34,622            33,030              27,632


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Growth Index is comprised of 50% S&P/Barra 500 Growth Index and 50% S&P/Barra MidCap 400 Growth Index. The S&P/Barra 500 Growth Index is an unmanaged index generally representative of the U.S. market for growth stocks. The S&P/Barra MidCap 400 Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG GROWTH FUND IS DESIGNED TO SERVE AS A CORE EQUITY HOLDING IN INVESTORS' PORTFOLIOS BY INVESTING IN GROWTH STOCKS OF ALL SIZES. THE MANAGER CHOOSES INVESTMENTS BY CAREFULLY RESEARCHING COMPANIES, ONE AT A TIME, PAYING CLOSE ATTENTION TO THEIR VALUATIONS AND THE LONG-TERM THEMES OF THEIR BUSINESSES. THE FUND IS FLEXIBLE ENOUGH TO MOVE OUT OF WHAT THE MANAGER BELIEVES ARE DANGEROUS SECTORS AND CAPITALIZATION AREAS IN AN EFFORT TO PROTECT SHAREHOLDERS' INVESTMENTS. ONCE THESE STOCKS ARE SOLD, THE MANAGER MOVES THE FUND TO POTENTIALLY MORE PROMISING INVESTMENT TERRITORY.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The Fund's benchmark, the Growth Index, returned 9.50%, and the S&P 500 Stock Index returned 12.38% during the period.*

o The strong consumer, driven by confidence in the U.S. economy, low unemployment, higher tax refunds, and the influence of teenage spending, continued to be an important player in the markets.

o The U.S. economy continued to show considerable strength, prompting the Federal Reserve to address inflationary concerns by raising interest rates by one quarter of a point at the end of the reporting period.

o    The U.S. market broadened to include more cyclical and smaller companies.

                                 =====================
                       THE STRONG MID CAP DISCIPLINED FUND
---------------------------------=====================--------------------------

FUND
 HIGHLIGHTS

o The Strong Mid Cap Disciplined Fund returned 28.80% for the six months ended June 30, 1999.(1) The Fund benefited from some takeovers of stocks in the portfolio. These takeovers valued the companies at substantial premiums to their public share prices.

o The fund also benefited from a relatively large exposure to energy and consumer stocks. As energy prices have rebounded, they have brought the prices of most energy stocks along with them. Consumer prosperity in the strong economic environment has boosted retail issues.

---------------------------------------

            TOTAL RETURN(1)

             As of 6-30-99

Since Inception          28.80%
  (on 12-31-98)

---------------------------------------

          TOP FIVE SECTORS

            As of 6-30-99

SECTOR                  % OF NET ASSETS

Retail                            14.7%

Financial                         13.5%

Consumer Cyclical                 13.3%

Technology                        13.0%

Energy                             9.5%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/Dean DuMontier
Dean DuMonthier
Portfolio Manager

--------------------------------------------------------------------------------

Greetings shareholders! It is a pleasure to write the first of what will hopefully be many semi-annual communications between us. In addition to providing an update on the Fund and its positioning, in the limited space available I will attempt to add some interesting thoughts/topics from my experiences in the period. Hopefully you will find these communications interesting and educational as well as informative.

A combination of good stock selection and some good luck produced solid returns. Four companies in the portfolio were acquired by other companies over the past six months; in each case, the acquiring company offered a substantial premium. Although we don't buy stocks with a takeout in mind, it's always a nice surprise to realize a gain so quickly. The prices paid indicate that we purchased the stocks well below their intrinsic values.

The Fund also benefited from its position in energy stocks. Oil prices began the year at around $12 and finished the period closer to $20. OPEC, the Organization of Petroleum Exporting Countries, decided to limit the supply of oil by simply not producing as much so that the price of oil would rebound. OPEC is like a union of oil producers that go "on strike" when prices get too low. We anticipated OPEC's production cuts, and purchased a few oil producers as well as a few oil-service providers.

In addition to our winners, we've had some challenging holdings. Our healthcare services stocks have been bogged down by the regulation and increased scrutiny of the Federal Government. Despite lower share prices we still like these

                                           -------------------------------------

                                                     A COMBINATION OF

                                                    GOOD STOCK SELECTION

                                                       AND SOME GOOD

                                                       LUCK PRODUCED

                                                       SOLID RETURNS.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Total Return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains.
8
companies: we all need the products they produce, and with the America's population aging, demand should only go up from here.

One topic seemingly on everyone's mind is Internet stocks. As value- oriented investors, we do not own pure Internet stocks. We believe it's difficult to gauge and manage downside risk with companies that don't make money, and aren't expected to anytime soon. However, the Internet is transforming many businesses, so there are numerous indirect ways to benefit from its impact on the "physical" world. When railroads transformed the transportation system decades ago, most of the economic wealth created by the more efficient transcontinental transport went to the businesses that utilized the system as opposed to the railroad companies themselves. Many more non-Internet businesses are able to access new markets and operate more efficiently as a result of the Internet. We are on constant watch for these companies as investments.

For example, the Fund has a position in CNF Transportation, a trucking company that delivers Priority Mail for the U.S. Postal Service. Much of the merchandise purchased on the Internet is sent by Priority Mail, sparking demand for this delivery service. Without paying Internet valuations, the Fund can thus participate in Internet-driven upside earnings potential.

Thank you for your interest and support.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-98 to 6-30-99

[GRAPH]
             THE STRONG MID        S&P MidCap 400     Lipper Mid Cap
          CAP DISCIPLINED FUND      Stock Index*       Funds Index*
12-98             10,000              10,000              10,000
1-99              10,470               9,611              10,269
2-99              10,140               9,107               9,630
3-99              11,740               9,362              10,078
4-99              12,640              10,100              10,512
5-99              12,640              10,144              10,529
6-99              12,880              10,687              11,190


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400") and the Lipper Mid Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P MidCap 400 is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. The Lipper Mid Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S
 APPROACH

THE STRONG MID CAP DISCIPLINED FUND INVESTS PRIMARILY FOR CAPITAL APPRECIATION USING A BOTTOM-UP APPROACH TO SELECTING MID-SIZE STOCKS. MEDIUM-SIZE FIRMS ARE GENERALLY ABLE TO GROW FASTER THAN LARGE COMPANIES, BUT THEIR STOCK PRICES ARE
LESS VOLATILE THAN THOSE OF MANY SMALLER COMPANIES. WE LOOK FOR STOCKS TRADING BELOW THEIR INTRINSIC VALUE, BASED ON AN ANALYSIS OF THE COMPANY'S COMPETITIVE ADVANTAGES. WE USE CASH FLOW AS THE PRIMARY VALUATION TOOL, AS IT PROVIDES A MORE STABLE MEASURE OF COMPANY PERFORMANCE THAN EARNINGS. WE STRIVE TO INVEST WITH GOOD UPSIDE POTENTIAL WHILE MANAGING THE DOWNSIDE RISK INHERENT IN EACH INVESTMENT.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The S&P MidCap 400 Stock Index returned 6.87% for the six months ended June 30, 1999.*

o Small- and mid-size stocks lagged large stocks dramatically in the first quarter, then rebounded strongly in the second quarter. Many key foreign economies recovered, lending credibility to projections of prolonged cyclical strength.

o The Federal Reserve Board raised interest rates, addressing concerns regarding possible inflationary pressures from continued rapid economic growth. This hike slowed the relative outperformance of mid-cap stocks at the very end of the six-month period.

o    Mid-cap stocks with a value orientation have not performed as well as those
     with  more  of  a  growth  orientation.   Specifically,  technology  issues
     performed very well in the period.

                                   ================
                         THE STRONG MID CAP GROWTH FUND
-----------------------------------================-----------------------------

FUND
 HIGHLIGHTS

o Ronald Ognar and Derek Felske assumed portfolio management responsibility of the Fund on January 31, 1999. Reflecting their investment philosophy, the Fund's technology exposure was increased.

o    The Fund returned 27.17% for the six months ended June 30, 1999.(1)

o    Technology,  energy service and consumer cyclical  (principally  retailers)
     holdings   provided  strong  relative   performance  for  the  Fund,  while
     interest-sensitive and healthcare holdings hurt performance.

---------------------------------------

             AVERAGE ANNUAL
            TOTAL RETURNS(1)

             As of 6-30-99

         1-year           25.63%

Since Inception           22.41%
  (on 12-31-96)

---------------------------------------

          TOP FIVE SECTORS

           As of 6-30-99

SECTOR                  % OF NET ASSETS

Technology                        55.9%

Retail                            11.8%

Financial                         11.7%

Energy                             9.2%

Healthcare                         4.0%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGERS

/s/Ronald C. Ognar            /s/ Derek Felske
Ronald C. Ognar               Derek Felske
Portfolio Co-Manager          Portfolio Co-Manager

--------------------------------------------------------------------------------

In January 1999, upon assuming management of the Strong Mid Cap Growth Fund, we modified the investment philosophy by increasing the Fund's focus on dominant companies led by high-quality management teams in industries with dynamic growth potential.

The Fund's renewed emphasis on high-quality growth companies has resulted in significant increases in our technology and consumer cyclical weightings. The growth of the Internet and the use of technology investment as a competitive weapon has resulted in a boom, with leading venture capitalists, Internet entrepreneurs, and CEOs on the covers of general interest publications. Although levels of high enthusiasm are often symptomatic of a market top, it is hard to quarrel with the underlying fundamentals. Our investments are concentrated in companies who will benefit from the growth of the networked economy, who manufacture connectivity devices and who provide the building blocks for the Internet. While we continue to believe in the enormous promise of selected pure Internet plays, we have substantially reduced our holdings in the portfolio as they reached, and in most cases, substantially exceeded our price objectives.

In consumer cyclicals, we continue to overweight retailers and telecommunications companies. One area where we are becoming increasingly optimistic is energy. In 1998, the deflationary impact of the Asian crises, coupled with an unusually

                                           -------------------------------------

                                                   THE FUND'S RENEWED

                                                    EMPHASIS ON HIGH-

                                                     QUALITY GROWTH

                                                     COMPANIES HAS

                                                 RESULTED IN SIGNIFICANT

                                                    INCREASES IN OUR

                                                     TECHNOLOGY AND

                                                    CONSUMER CYCLICAL

                                                        WEIGHTINGS.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

mild winter, led to sharply lower oil prices. Now, with relative valuations extremely attractive and signs of a rebound in pricing and drilling activity present, we have made a substantial investment in the sector. Thus far, the underlying fundamentals appear to be improving: OPEC members are over 90% compliant with announced production quotas and economic conditions in Asia appear to have stabilized.

We are quite pleased with the performance of the Fund thus far. In our view, mid-cap growth stocks offer attractive return potential. Unlike their larger-cap brethren, they are often pure plays on dynamic niche markets, new products cycles or innovative new services. As growth investors, our investment team is constantly on the lookout for companies exhibiting sustainable, fundamental improvement.

As we assess the next six months, we expect the U.S. economy to continue to grow, albeit at a slightly more moderate pace. Although we believe that Y2K concerns are overstated, the possibility of very short-term economic dislocations is likely, and we plan to take advantage of any consequent volatility in an opportunistic manner.

We thank you for your investment in the Strong Mid Cap Growth Fund, and look forward to helping you meet your financial goals.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-96 to 6-30-99

[GRAPH]
             THE STRONG MID      S&P MidCap 400      Lipper Mid Cap
             CAP GROWTH FUND      Stock Index*        Funds Index*
12-96            10,000              10,000              10,000
6-97             10,104              11,299              10,808
12-97            11,385              13,225              11,746
6-98             13,196              14,367              13,180
12-98            13,035              15,753              13,381
6-99             16,577              16,836              14,974


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400") and the Lipper Mid Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P MidCap 400 is an unmanaged index generally representative of the U.S. stock market for medium capitalization stocks. The Lipper Mid Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG MID CAP GROWTH FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN WELL-MANAGED GROWTH COMPANIES. THE MAJORITY OF THE FUND'S HOLDINGS WILL BE IN COMPANIES HAVING MARKET CAPITALIZATIONS BETWEEN $800 MILLION AND $8 BILLION AT THE TIME OF PURCHASE.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o After several years of unusually strong large-cap relative performance, the return differential between larger companies and their smaller counterparts began to close during the first half of 1999, particularly in the second quarter.

o The Lipper Mid Cap Funds Index gained 11.90% and the S&P MidCap 400 Stock Index returned 6.87% for the six months ended June 30, 1999.*

o The market's broader-based advance is a positive development, suggesting that solid, fundamentally-driven stock picking--not indexing--will be rewarded.

o The Federal Reserve's decision to hike short-term interest rates resulted in a volatile market in the second quarter.

o Earnings growth has begun to re-accelerate as fears of a significant slowdown in corporate profits proved unfounded.

                                     =============
                           THE STRONG OPPORTUNITY FUND
-------------------------------------=============------------------------------

FUND
 HIGHLIGHTS

o For the six months ended June 30, 1999, the Strong Opportunity Fund returned 18.90%.(1)

o The Fund's outperformance was driven mostly by positions in cable/media, energy and cyclical stocks.

o Energy stocks experienced a dramatic turnaround from their mediocre performance in 1998.

o The Fund benefited from an underweighted position in financials vs. the benchmark, as these stocks performed poorly given fears that the Federal Reserve Board would raise interest rates.

---------------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(1)

             As of 6-30-99

         1-year           20.04%

         3-year           23.01%

         5-year           21.27%

        10-year           15.59%

Since Inception           19.26%
  (on 12-31-85)

---------------------------------------

             FIVE LARGEST
            STOCK HOLDINGS

            As of 6-30-99

SECURITY                % OF NET ASSETS

MediaOne Group, Inc.               2.1%

Corning, Inc.                      1.8%

Enron Corporation                  1.8%

Weatherford International, Inc.    1.7%

Apache Corporation                 1.7%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/Richard Trent Weiss
Richard Trent Weiss
Portfolio Manager

--------------------------------------------------------------------------------

The Fund's performance was most influenced during this period by our positions in cable/media, energy, and increased exposure to cyclical stocks. Specifically, the Fund's strongest performers included Omnipoint, Weatherford International and MediaOne. Cable/media stocks continued to be solid performers, although we reduced our overweighted exposure to the sector, as valuations reflected some of the good news. Energy stocks and cyclicals also benefited from the recovering world economic picture. We remain bullish on both groups and have added names where opportunities have presented themselves.

Two areas in which returns were positive but not as strong as other groups were financial stocks and healthcare. Investors appeared skeptical that earnings on financial stocks could continue to get stronger as interest rates rose. Healthcare stocks remained under a cloud, due to reimbursement cuts for hospitals and long-term care companies initiated by the Balanced Budget Amendment of 1997. However, we added select healthcare services stocks as they now represent good value going forward.

Looking out over the next six months, we are optimistic that we have reached a turning point where smaller-cap stocks will perform well versus larger-cap stocks. In the second quarter,

                                           -------------------------------------

                                                     WE BELIEVE THE

                                                     IMPROVING WORLD

                                                    ECONOMIC PICTURE

                                                      WILL HELP THE

                                                     CONTINUED STRONG

                                                      PERFORMANCE OF

                                                    SMALL- AND MID-CAP

                                                   STOCKS GOING FORWARD.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

the Russell 2000(R) Index of small-cap stocks gained 15.55% versus 7.05% on the S&P 500 Index. This outperformance came as welcome relief after an extended period during which larger-cap stocks had outperformed small and mid caps. We believe the improving world economic picture will help sustain strong performance of small- and mid-cap stocks going forward.

We believe that energy and cyclical stocks should remain strong as the world economies strengthen, resulting in improved profitability due to stronger demand. Two areas we are warming up to are financials and technology. We underweighted financials over the past 18 months--as valuations reflected a negative interest-rate backdrop--but believe that valuations are beginning to reflect the concerns over interest rates, enabling us to add names selectively. In the technology area, we are somewhat cautious overall but have added software and service stocks as Year 2000 fears peak and opportunities present themselves.

We thank you for investing in the Strong Opportunity Fund and look forward to continuing to help you achieve your financial goals.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-85 to 6-30-99

[GRAPH]
              THE STRONG        S&P MidCap 400       Lipper Growth
           OPPORTUNITY FUND      Stock Index*         Funds Index*
12-85           10,000              10,000              10,000
12-87           17,894              11,383              11,935
12-89           24,694              18,649              17,364
12-91           28,845              26,556              22,391
12-93           41,022              33,866              26,986
12-95           53,868              42,758              35,236
12-97           78,558              67,407              53,023
6-99           107,873              85,808              74,570


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap400") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P MidCap 400 is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG OPPORTUNITY FUND FOCUSES ON STOCKS OF MEDIUM-SIZE COMPANIES THAT OFFER STRONG GROWTH POTENTIAL, BUT ARE UNDERPRICED. RATHER THAN RELY ON TRADITIONAL WALL STREET RESEARCH, WE APPLY OUR PROPRIETARY PRIVATE MARKET VALUE APPROACH TO FIND STOCKS FOR THE FUND. WE FIRST CONSIDER COMPANIES (AND INDUSTRIES) THAT ARE OUT OF FAVOR. THEN WE DETERMINE THE PRICE WE BELIEVE AN INVESTOR WOULD BE WILLING TO PAY FOR AN ENTIRE COMPANY--ITS PRIVATE MARKET VALUE. A COMPANY WHOSE STOCK PRICE IS LOWER THAN ITS PRIVATE MARKET VALUE MAY BE ADDED TO THE PORTFOLIO.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The S&P MidCap 400 Stock Index returned 6.87% for the six-months ended June 30, 1999.*

o The U.S. economy remained very healthy during the first half of the year as inflation remained low and an increase in bond market interest rates failed to upset the stock market.

o Signs of a world economic recovery re-accelerated corporate profits and caused investors to shift to more cyclical companies, a move that favors small- and mid-cap stocks.

o The U.S. Federal Reserve Bank raised short-term interest rates by a quarter of one percentage point in June to prevent the economy from overheating and inflation from accelerating.

                                  ==================
                        THE STRONG STRATEGIC GROWTH FUND
----------------------------------==================----------------------------

FUND
 HIGHLIGHTS

o The Fund returned 13.33% for the six months ended June 30, 1999. The Fund lagged early in the year but finished on a stronger note.(1)

o Healthcare-related issues underperformed during the quarter. We sold some of these stocks, as the companies' operations had the potential for extended downturns.

o    The Fund's  technology  holdings,  which  provided  solid  returns over the
     six-month    period,    were    broadened    to   increase    exposure   to
     telecommunications.

---------------------------------------

            AVERAGE ANNUAL
            TOTAL RETURN(1)

             As of 6-30-99

 Since Inception         27.50%
    (on 6-30-98)

---------------------------------------

             FIVE LARGEST
            STOCK HOLDINGS

             As of 6-30-99

SECURITY                % OF NET ASSETS

Sykes Enterprises, Inc.            4.0%

Jones Medical Industries, Inc.     3.5%

C.H. Robinson Worldwide, Inc.      3.3%

Republic Services, Inc.            3.3%

Lexmark International              3.2%
Group, Inc. Class A

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/Scott Sindelar
Scott Sindelar
Portfolio Manager

--------------------------------------------------------------------------------

For the first six months of the year, the Fund began slowly as a result of its healthcare information systems holdings. Healthcare organizations reduced their spending on new systems in order to ensure readiness of their existing systems for any potential Year 2000 computer issues. This spending slowdown caused healthcare information system stocks to decline significantly in value. Healthcare providers indicated this slowdown could last through the first quarter of the year 2000, so these holdings were sold to reduce their negative impact on the Fund's return. The proceeds were invested in a variety of industries.

The fear of Y2K-related spending slowdowns in other industries also depressed the prices of other software companies in the portfolio during the first quarter. These fears were lessened as the year progressed and these stocks had a strong second quarter. The Fund's performance reflected this pattern of weakness early in the year and strengthening as the year progressed.

The Fund broadened technology holdings during the period to include more telecommunications stocks. Continued capital spending strength, the rapid growth of the Internet, and the development of new technologies provided good opportunities for the Fund. Additional opportunities in this market segment are being examined as it continues to offer multi-year growth potential.

Healthcare stocks face two significant issues today: possible new regulations from Washington and a possible slowdown in

                                           -------------------------------------

                                                   THE FUND BROADENED

                                                       TECHNOLOGY

                                                     HOLDINGS DURING

                                                       THE PERIOD

                                                     TO INCLUDE MORE

                                                    TELECOMMUNICATIONS

                                                          STOCKS.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

new drug introduction from the larger pharmaceutical companies. Fears relating to the latter issue hurt the performance of the Fund's healthcare stocks during the year and may continue to weigh on them. However, from an operational standpoint we believe these holdings are well positioned relative to these issues. We anticipate that these stocks should contribute good earnings and cash flows during the remainder of 1999, and in time, reward shareholders well. In light of this, we plan to maintain the majority of these holdings.

Looking forward, the markets may remain choppy as the strong economy will be in a tug-of-war against the potential for higher interest rates. Higher rates typically put a damper on stock market returns. However, for the foreseeable future, we believe corporate earnings should be strong, unemployment remain low and inflation moderate. These factors should provide a solid base for equities.

To dampen some of the Fund's volatility, the number of holdings will be increased. Total holdings should approximate 50 names. These steps should be beneficial to shareholders and serve them well over time.

Thank you for your continued confidence in the Strong Strategic Growth Fund.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 6-30-98 to 6-30-99

[GRAPH]
               THE STRONG             S&P 500         Lipper Growth
          STRATEGIC GROWTH FUND     Stock Index*       Funds Index*
6-98              10,000              10,000              10,000
9-98               9,020               9,005               8,859
12-98             11,250              10,923              10,876
3-99              11,100              11,467              11,427
6-99              12,750              12,276              12,169


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG STRATEGIC GROWTH FUND'S GOAL IS TO PROVIDE CAPITAL GROWTH BY INVESTING IN A MODEST NUMBER OF COMPANIES WHICH ARE STRATEGICALLY POSITIONED FOR LONG-TERM GROWTH. TWO TYPICAL CHARACTERISTICS OF SUCH COMPANIES ARE SKILLED MANAGEMENT TEAMS AND SOLID FINANCIAL CHARACTERISTICS. A FOCUS OF THE INVESTMENT PROCESS IS AN EFFORT TO BECOME KNOWLEDGEABLE ABOUT EACH MANAGEMENT TEAM. THESE ARE THE PEOPLE WHO WILL ULTIMATELY DETERMINE THE LONG-TERM SUCCESS OF THE STOCK. THE FUND INVESTS IN A VARIETY OF COMPANIES OF ALL SIZES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Large-cap stocks as represented by the S&P 500 Stock Index (S&P 500)--which returned 12.4% for the period--outperformed the Russell 2000(R) during the first half of 1999.* The strength of the economy offset the rise in interest rates, enabling stocks to continue to climb.

o Uncertainties relating to the possible Year 2000 computer spending freeze put pressure on software companies early in the year. This particularly impacted healthcare-related software stocks.

o Other technology stocks performed well as these companies expect solid sales and earnings gains.

o Healthcare stocks also faced issues of potential regulatory changes from Washington.

SCHEDULES OF INVESTMENTS IN SECURITIES                 JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                            STRONG COMMON STOCK FUND
================================================================================
                                                     Shares or
                                                     Principal       Value
                                                       Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 91.3%
AIRLINE 0.3%
Air New Zealand, Ltd. Class B                        2,138,800    $  4,451,762

BANK - MONEY CENTER 0.2%
Bank of Tokyo - Mitsubishi                             110,000       1,563,779
Standard Chartered PLC                                 116,000       1,894,935
                                                                  ------------
                                                                     3,458,714
BANK - REGIONAL 2.5%
City National Corporation                              460,000      17,221,250
Old Kent Financial Corporation                         472,500      19,785,938
                                                                  ------------
                                                                    37,007,188
BANK - SUPER REGIONAL 2.8%
BankBoston Corporation                                 380,000      19,427,500
Wells Fargo Company                                    535,000      22,871,250
                                                                  ------------
                                                                    42,298,750
BROKERAGE & INVESTMENT MANAGEMENT 0.1%
Morgan Stanley Emerging Markets Fund, Inc.              84,000         987,000

CHEMICAL 0.9%
Rohm and Haas Company                                  295,020      12,648,983

CHEMICAL - SPECIALTY 1.1%
Crompton & Knowles Corporation                         875,000      17,117,187

COMMERCIAL SERVICE 3.0%
Pittston Company Brinks Group                          610,000      16,317,500
Rollins Truck Leasing Corporation                    1,800,000      20,025,000
TMP Worldwide, Inc. (b)                                137,500       8,731,250
                                                                  ------------
                                                                    45,073,750
COMPUTER - MAINFRAME 1.2%
Apple Computer, Inc. (b)                               385,000      17,830,312

COMPUTER - PERIPHERAL EQUIPMENT 1.3%
Microchip Technology, Inc. (b)                         400,000      18,950,000

COMPUTER - PERSONAL & WORKSTATION 2.4%
DoubleClick, Inc. (b)                                  155,000      14,221,250
Sterling Commerce, Inc. (b)                            590,000      21,535,000
                                                                  ------------
                                                                    35,756,250
COMPUTER SERVICE 0.1%
Getronics NV                                            47,000       1,813,407

COMPUTER SOFTWARE 8.0%
Autodesk, Inc.                                         483,900      14,305,294
Informix Corporation (b)                             2,620,000      22,351,875
Rational Software Corporation (b)                      630,000      20,750,625
Sterling Software, Inc. (b)                            950,000      25,353,125
Sybase, Inc. (b)                                     1,500,000      16,500,000
Synopsys, Inc. (b)                                     375,000      20,695,312
                                                                  ------------
                                                                   119,956,231
CONSUMER - MISCELLANEOUS 1.5%
Canon, Inc.                                             71,000       2,038,614
Hillenbrand Industries, Inc.                           475,000      20,543,750
                                                                  ------------
                                                                    22,582,364
DIVERSIFIED OPERATIONS 1.5%
Carlisle Companies, Inc.                               380,000      18,287,500
Invensys PLC                                           797,000       3,773,271
                                                                  ------------
                                                                    22,060,771
ELECTRICAL EQUIPMENT 1.3%
Molex, Inc. Class A                                    625,000      19,687,500

ELECTRONIC PARTS DISTRIBUTION 1.0%
Marshall Industries (b)                                431,100      15,492,656


ELECTRONIC PRODUCTS - MISCELLANEOUS 1.4%
General Motors Corporation Class H (b)                 365,000      20,531,250

ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.6%
Dallas Semiconductor Corporation                       365,000      18,432,500
Xilinx, Inc. (b)                                       350,000      20,037,500
                                                                  ------------
                                                                    38,470,000
ENGINEERING & CONSTRUCTION 1.1%
Jacobs Engineering Group, Inc. (b)                     445,000      16,910,000

FOOD 1.2%
Nabisco Holdings Corporation                           430,000      18,597,500

HEALTHCARE - BIOMEDICAL/GENETIC 1.4%
Centocor, Inc. (b)                                     435,000      20,281,875

HEALTHCARE - INSTRUMENTATION 1.2%
Beckman Coulter, Inc.                                  380,000      18,477,500

HEALTHCARE - PATIENT CARE 2.8%
Omnicare, Inc.                                       1,150,000      14,518,750
PhyCor, Inc. (b)                                     1,200,000       8,887,500
WellPoint Health Networks, Inc. (b)                    209,000      17,738,875
                                                                  ------------
                                                                    41,145,125
INSURANCE - DIVERSIFIED 1.3%
CIGNA Corporation                                      225,000      20,025,000

INSURANCE - PROPERTY & CASUALTY 2.4%
MBIA, Inc.                                             280,000      18,130,000
XL Capital, Ltd. Class A                               300,000      16,950,000
                                                                  ------------
                                                                    35,080,000
MACHINERY - MISCELLANEOUS 1.4%
Hussmann International, Inc.                         1,275,000      21,117,188

MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 1.2%
Trinity Industries, Inc.                               555,000      18,592,500

MEDIA - PUBLISHING 1.7%
Arnoldo Mondadori Editore Spa                          115,000       1,972,053
News Corporation, Ltd. Sponsored ADR                   660,000      23,306,250
                                                                  ------------
                                                                    25,278,303
MEDIA - RADIO/TV 4.0%
AT&T Corporation-Liberty Media Group Class A (b)       730,000      26,827,500
Cox Communications, Inc. Class A (b)                   560,000      20,615,000
Flextech PLC (b)                                       725,000      11,677,584
                                                                  ------------
                                                                    59,120,084
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 6.1%
Anadarko Petroleum Corporation                         560,000      20,615,000
Apache Corporation                                     680,000      26,520,000
Devon Energy Corporation                               613,500      21,932,625
EEX Corporation (b)                                    665,000       4,613,437
Enron Oil & Gas Company                                640,000      12,960,000
Harken Energy Corporation (b)                        2,700,000       4,387,500
                                                                  ------------
                                                                    91,028,562
OIL WELL EQUIPMENT & SERVICE 5.4%
Nabors Industries, Inc. (b)                          1,200,000      29,325,000
Offshore Logistics, Inc. (b)                           995,000      11,069,375
Smith International, Inc. (b)                          555,000      24,107,812
Tidewater, Inc.                                        535,000      16,317,500
                                                                  ------------
                                                                    80,819,687
POLLUTION CONTROL 1.3%
Republic Services, Inc. (b)                            790,000      19,552,500

--------------------------------------------------------------------------------
================================================================================
                      STRONG COMMON STOCK FUND (CONTINUED)
================================================================================
                                                     Shares or
                                                     Principal      Value
                                                      Amount       (Note 2)
--------------------------------------------------------------------------------
REAL ESTATE 2.8%
Apartment Investment & Management
  Company Class A                                      480,000  $   20,520,000
Security Capital Group, Inc. Class B (b)             1,130,000      16,455,625
Shortland Properties, Ltd.                             851,000         263,424
Ventas, Inc.                                           896,000       4,816,000
                                                                --------------
                                                                    42,055,049
RETAIL - MAJOR CHAIN 0.1%
Daiei, Inc. (b)                                        579,900       1,980,847

RETAIL - RESTAURANT 2.5%
IHOP Corporation (b) (f)                               750,000      18,046,875
Outback Steakhouse, Inc. (b)                           490,400      19,278,850
                                                                --------------
                                                                    37,325,725
RETAIL - SPECIALTY 4.0%
AutoZone, Inc. (b)                                     550,000      16,568,750
Borders Group, Inc. (b)                              1,145,000      18,105,312
Ross Stores, Inc.                                      255,000      12,845,625
TJX Companies, Inc.                                    370,000      12,325,625
                                                                --------------
                                                                    59,845,312
SHOE & APPAREL MANUFACTURING 3.1%
Liz Claiborne, Inc.                                    510,000      18,615,000
Unifi, Inc. (b)                                      1,305,100      27,733,375
                                                                --------------
                                                                    46,348,375
STEEL 0.7%
USX-US Steel Group                                     410,000      11,070,000

TELECOMMUNICATION EQUIPMENT 1.8%
Belden, Inc.                                           495,000      11,849,062
Newbridge Networks Corporation (b)                     525,000      15,093,750
                                                                --------------
                                                                    26,942,812
TELECOMMUNICATION SERVICE 10.6%
Aerial Communications, Inc. (b)                      1,319,900      17,818,650
Cable & Wireless Communications PLC
  Sponsored ADR (b)                                    120,000       5,820,000
Intermedia Communications, Inc. (b)                    788,700      23,661,000
Libertel NV (Acquired 6/15/99; Cost $876,120) (b) (d)   40,000         786,144
MediaOne Group, Inc. (b)                               375,500      27,927,812
NTL, Inc. (b)                                          248,000      21,374,500
Nippon Telegraph & Telephone Corporation                   340       3,955,446
Paging Network, Inc. (b)                             2,650,000      12,753,125
United States Cellular Corporation (b)                 485,200      25,958,200
Vodafone Group PLC Sponsored ADR                        90,000      17,730,000
                                                                --------------
                                                                   157,784,877
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,043,562,367)                        1,365,552,896
--------------------------------------------------------------------------------

CORPORATE BONDS 0.7%
Omnipoint Corporation Senior Notes, 11.625%,
  Due 8/15/06                                      $ 8,500,000       8,712,500
Omnipoint Corporation Senior Notes, Series A,
  11.625%, Due 8/15/06                               1,500,000       1,537,500
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $6,186,761)                             10,250,000
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.2%
Conxus Communications, Inc. Senior Subordinated
  Notes, 9.00%, Due 5/15/01 (Acquired 5/22/98;
  Cost $13,000,000) (b) (d)                         13,000,000       2,340,000
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $13,000,000)                           2,340,000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 7.8%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                                 100             100
Pitney Bowes Credit Corporation, 4.82%                 131,700         131,700
Warner Lambert Company, 4.91%                          327,500         327,500
Wisconsin Electric Power Company, 4.91%              1,478,700       1,478,700
                                                                --------------
                                                                     1,938,000
REPURCHASE AGREEMENTS 7.5%
ABN-AMRO Inc. (Dated 6/30/99), 4.78%, Due 7/01/99
  (Repurchase proceeds $112,414,924); Collateralized
  by: SLMA Notes, FNMA Notes, FHLMC Notes,
  Federal Home Loan Bank Bonds, Federal Farm
  Credit Bank Notes, Tennessee Valley Authority
  Bonds, and Resolution Funding Corporation
  Bonds (e)                                        112,400,000     112,400,000

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills:
  Due 7/01/99  (c)                                      60,000          60,000
  Due 8/05/99  (c)                                   1,991,328       1,991,502
  Due 8/12/99  (c)                                   1,293,243       1,293,403
                                                                --------------
                                                                     3,344,905
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $117,682,571)                   117,682,905
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,180,431,699) 100.0%     1,495,825,801
Other Assets and Liabilities, Net (0.0%)                               (76,583)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,495,749,218
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                             Underlying          Unrealized
                             Expiration      Face Amount        Appreciation
                                Date          at Value         (Depreciation)
--------------------------------------------------------------------------------
Purchased:
73 Nikkei Index                 9/99         $6,480,575           $517,388

Sold:
25 NASDAQ 100 Index             9/99          5,817,750           (489,938)
15 S&P 500 Index                9/99          5,181,375           (223,875)


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                 Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period           --            $    --
Options written during the period                    80             17,759
Options closed                                       --                 --
Options expired                                      --                 --
Options exercised                                   (80)           (17,759)
                                                     --            -------
Options outstanding at end of period                 --            $    --
                                                     ==            =======

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)     JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                              STRONG DISCOVERY FUND
================================================================================
                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 97.8%
AEROSPACE & DEFENSE 0.2%
AVTEAM, Inc. Class A (b)                                74,025     $   541,308

BANK - MONEY CENTER 1.4%
Citigroup, Inc.                                         70,000       3,325,000

BANK - SUPER REGIONAL 0.6%
Bank One Corporation                                    23,900       1,423,544

BROKERAGE & INVESTMENT MANAGEMENT 1.3%
Waddell & Reed Financial, Inc. Class A                 117,100       3,212,931

COMMERCIAL SERVICE 16.2%
Coinmach Laundry Corporation (b)                       492,200       6,244,787
Consolidated Graphics, Inc. (b)                         70,100       3,505,000
The Hertz Corporation                                   80,000       4,960,000
ITT Educational Services, Inc. (b)                     240,900       6,278,456
Lamar Advertising Company (b)                           18,800         769,625
Lason Holdings, Inc. (b)                                32,900       1,632,663
Merkert American Corporation (b)                       255,000       2,422,500
Outdoor Systems, Inc. (b)                              111,200       4,058,800
The ServiceMaster Company                               73,500       1,378,125
Sykes Enterprises, Inc. (b)                            216,000       7,209,000
Valassis Communications, Inc. (b)                       27,900       1,021,838
                                                                   -----------
                                                                    39,480,794
COMPUTER - MAINFRAME 2.8%
Hewlett-Packard Company                                 26,000       2,613,000
International Business Machines Corporation             33,500       4,329,875
                                                                   -----------
                                                                     6,942,875
COMPUTER - PERIPHERAL EQUIPMENT 2.2%
Lexmark International Group, Inc. Class A (b)           70,000       4,624,375
Microchip Technology, Inc. (b)                          14,500         686,938
                                                                   -----------
                                                                     5,311,313
COMPUTER - PERSONAL & WORKSTATION 0.4%
Security Dynamics Technologies, Inc. (b)                43,200         918,000

COMPUTER SERVICE 2.8%
Acxiom Corporation (b)                                   9,900         246,881
CSG Systems International, Inc. (b)                     20,600         539,463
Fiserv, Inc. (b)                                        35,100       1,099,069
Pierce Leahy Corporation (b)                           150,000       3,703,125
Sungard Data Systems, Inc. (b)                          35,000       1,207,500
                                                                   -----------
                                                                     6,796,038
COMPUTER SOFTWARE 2.8%
Cisco Systems, Inc. (b)                                 26,000       1,677,000
Electronics for Imaging, Inc. (b)                       54,100       2,779,387
Microsoft Corporation (b)                               14,600       1,316,738
Oracle Systems Corporation (b)                          26,100         968,963
                                                                   -----------
                                                                     6,742,088
CONSUMER - MISCELLANEOUS 1.2%
Carriage Services, Inc. Class A (b)                    162,100       3,039,375

DIVERSIFIED OPERATIONS 0.7%
Tyco International, Ltd.                                17,400       1,648,650

ELECTRICAL EQUIPMENT 0.8%
Methode Electronics, Inc. Class A                       46,300       1,059,113
PRI Automation, Inc. (b)                                22,400         812,000
                                                                   -----------
                                                                     1,871,113
ELECTRONIC PARTS DISTRIBUTION 0.5%
Kent Electronics Corporation (b)                        62,500       1,238,280

ELECTRONIC PRODUCTS - MISCELLANEOUS 1.8%
Rayovac Corporation (b)                                196,700       4,462,630

ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.3%
Applied Materials, Inc. (b)                             10,000         738,750

ENERGY - ALTERNATE SOURCE 0.1%
KTI, Inc. (b)                                           14,600         208,050

FINANCE - MISCELLANEOUS 0.5%
NOVA Corporation (b)                                    50,000       1,250,000

HEALTHCARE - DRUG/DIVERSIFIED 0.4%
Halsey Drug Company, Inc. (Acquired 5/20/98 - 4/01/99;
  Cost $65,445) (b) (d) (f)                             23,075          50,627
Jones Medical Industries, Inc.                          26,300       1,035,562
                                                                   -----------
                                                                     1,086,189
HEALTHCARE - INSTRUMENTATION 0.3%
Medtronic, Inc.                                          8,800         685,300

HEALTHCARE - MEDICAL SUPPLY 5.2%
Henry Schein, Inc. (b)                                 105,300       3,336,694
Ocular Sciences, Inc. (b)                              110,100       1,912,988
PSS World Medical, Inc. (b)                            150,000       1,678,125
Sybron International Corporation (b)                   210,000       5,788,124
                                                                   -----------
                                                                    12,715,931
HEALTHCARE - PATIENT CARE 1.1%
Covance, Inc. (b)                                       56,950       1,363,240
Lincare Holdings, Inc. (b)                              28,100         702,500
Renal Care Group, Inc. (b)                              19,500         504,563
                                                                   -----------
                                                                     2,570,303
HEALTHCARE - PRODUCT 0.5%
Cytyc Corporation (b)                                   13,500         263,250
Hanger Orthopedic Group, Inc. (b)                       70,000         993,125
                                                                   -----------
                                                                     1,256,375
INSURANCE - LIFE 0.5%
Protective Life Corporation                             34,700       1,145,100

LEISURE PRODUCT 2.1%
Action Performance Companies, Inc. (b)                  35,000       1,155,000
Harley-Davidson, Inc.                                   18,000         978,750
SCP Pool Corporation (b)                               111,600       2,887,650
                                                                   -----------
                                                                     5,021,400
LEISURE SERVICE 3.7%
Bally Total Fitness Holding Corporation (b)            135,000       3,830,625
Mandalay Resort Group (b)                               51,000       1,077,375
Park Place Entertainment Corporation (b)               415,900       4,029,031
                                                                   -----------
                                                                     8,937,031
MACHINE TOOL 0.3%
Applied Power, Inc.                                     27,300         745,631

MEDIA - PUBLISHING 1.1%
School Specialty, Inc. (b)                             163,200       2,621,400

MEDIA - RADIO/TV 7.9%
Adelphia Communications Corporation Class A (b)         46,600       2,964,925
Chancellor Media Corporation (b)                       114,150       6,292,519
Clear Channel Communications, Inc. (b)                  60,000       4,136,250
Infinity Broadcasting Corporation Class A (b)           35,000       1,041,250
Viacom International, Inc. (b)                         109,000       4,796,000
                                                                   -----------
                                                                    19,230,944
OFFICE AUTOMATION 0.7%
Xerox Corporation                                       30,000       1,771,875

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 1.4%
Ocean Energy, Inc. (b)                                 348,950       3,358,644

OIL WELL EQUIPMENT & SERVICE 3.6%
BJ Services Company (b)                                 75,000       2,207,813
Cooper Cameron Corporation (b)                          38,000       1,408,375

--------------------------------------------------------------------------------
================================================================================
                       STRONG DISCOVERY FUND (CONTINUED)
================================================================================
                                                      Shares or
                                                      Principal      Value
                                                        Amount      (Note 2)
--------------------------------------------------------------------------------
Marine Drilling Companies, Inc. (b)                     35,000    $    479,063
Nabors Industries, Inc. (b)                            138,100       3,374,818
Noble Drilling Corporation (b)                          70,000       1,378,125
                                                                  ------------
                                                                     8,848,194
PERSONAL & COMMERCIAL LENDING 1.5%
Associates First Capital Corporation                    38,500       1,706,031
Household International, Inc.                           40,000       1,895,000
                                                                  ------------
                                                                     3,601,031
POLLUTION CONTROL 3.8%
Allied Waste Industries, Inc. (b)                      175,000       3,456,250
Casella Waste Systems, Inc. (b)                         44,800       1,164,800
Republic Services, Inc. (b)                            125,225       3,099,319
Superior Services, Inc. (b)                             30,000         800,625
Waste Management, Inc.                                  15,000         806,250
                                                                  ------------
                                                                     9,327,244
RAILROAD 0.5%
Burlington Northern Santa Fe Corporation                40,000       1,240,000

REAL ESTATE 0.8%
Sunstone Hotel Investors, Inc.                         230,850       1,962,225

RETAIL - DEPARTMENT STORE 0.3%
Federated Department Stores, Inc. (b)                   13,500         714,656

RETAIL - FOOD CHAIN 0.3%
US Foodservice (b)                                      15,000         639,375

RETAIL - RESTAURANT 0.8%
Papa John's International, Inc. (b)                     11,300         504,969
Rainforest Cafe, Inc. (b)                              280,000       1,417,500
                                                                  ------------
                                                                     1,922,469
RETAIL - SPECIALTY 14.1%
Best Buy Company, Inc. (b)                              17,900       1,208,250
Central Garden & Pet Company (b)                       981,200      10,057,300
Global Imaging Systems, Inc. (b)                       105,000       1,916,250
Insight Enterprises, Inc. (b)                           89,700       2,220,075
Movie Gallery, Inc. (b)                                402,725       2,164,647
Office Depot, Inc. (b)                                 105,000       2,316,563
Pier 1 Imports, Inc.                                   110,000       1,237,500
Regis Corporation                                      188,125       3,609,648
Rent-A-Center, Inc. (b)                                155,700       3,736,800
Sunglass Hut International, Inc. (b)                   304,500       5,233,594
United Stationers, Inc. (b)                             30,000         660,000
                                                                  ------------
                                                                    34,360,627
SAVINGS & LOAN 1.5%
Dime Bancorp, Inc.                                      20,000         402,500
TCF Financial Corporation                              115,000       3,205,625
                                                                  ------------
                                                                     3,608,125
TELECOMMUNICATION EQUIPMENT 1.7%
American Tower Corporation Class A (b)                  22,000         528,000
Pinnacle Holdings, Inc. (b)                            144,300       3,535,350
                                                                  ------------
                                                                     4,063,350
TELECOMMUNICATION SERVICE 7.1%
AT&T Corporation                                       189,700      10,587,630
Davel Communications, Inc. (b)                         226,300       1,216,363
MCI WorldCom, Inc. (b)                                  10,200         879,750
MediaOne Group, Inc. (b)                                54,100       4,023,688
Teleglobe, Inc.                                         19,500         580,125
                                                                  ------------
                                                                    17,287,556
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $212,544,478)                            237,871,714
--------------------------------------------------------------------------------

WARRANTS 0.0%
Halsey Drug Company, Inc. Warrants,
  Expire 12/26/01 (Acquired 7/21/97;
  Cost $0) (b) (d) (f)                                  21,429          12,536
--------------------------------------------------------------------------------
TOTAL WARRANTS (COST $0)                                                12,536
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.2%
Halsey Drug Company, Inc. Subordinated
  Debentures, 10.00%, Due 8/06/01
  (Acquired 8/05/96; Cost $587,550) (b) (d) (f)     $  600,000    $    404,994
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (AMORTIZED COST $593,982)                      404,994
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 2.6%
COMMERCIAL PAPER 0.4%
INTEREST BEARING, DUE UPON DEMAND
Warner Lambert Company, 4.91%                              100             100
Wisconsin Electric Power Company, 4.91%                994,000         994,000
                                                                  ------------
                                                                       994,100
REPURCHASE AGREEMENTS 1.4%
ABN-AMRO Inc. (Dated 6/30/99), 4.78%, Due 7/01/99
  (Repurchase proceeds $3,400,451); Collateralized
  by: SLMA Notes, FNMA Notes, FHLMC Notes,
  Federal Home Loan Bank Bonds, Federal Farm
  Credit Bank Notes, Tennessee Valley Authority
  Bonds, and Resolution Funding
  Corporation Bonds (e)                              3,400,000       3,400,000

UNITED STATES GOVERNMENT ISSUES 0.8%
United States Treasury Bills, Due 8/26/99
  thru 9/09/99 (c)                                   1,905,772       1,906,328
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,299,872)                       6,300,428
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $219,438,332) 100.6%         244,589,672
Other Assets and Liabilities, Net (0.6%)                            (1,402,823)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $243,186,849
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                           Underlying
                           Expiration      Face Amount        Unrealized
                              Date          at Value         Depreciation
--------------------------------------------------------------------------------
Sold:
4 S&P 500                     9/99         $1,381,700          ($54,457)


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                 Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period            --           $     --
Options written during the period                  2,221            762,686
Options closed                                    (2,221)          (762,686)
Options expired                                       --                 --
Options exercised                                     --                 --
                                                   -----           --------
Options outstanding at end of period                  --           $     --
                                                   =====           ========

Closed options resulted in a capital loss of $878,180.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)     JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                               STRONG GROWTH FUND
================================================================================
                                                     Shares or
                                                     Principal       Value
                                                       Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS  93.3%
AIRLINE 0.5%
Midwest Express Holdings, Inc. (b)                     350,000    $ 11,900,000

BANK - REGIONAL 0.4%
First Tennessee National Corporation                   200,000       7,662,500

BROKERAGE & INVESTMENT MANAGEMENT 1.0%
The Charles Schwab Corporation                          75,000       8,240,625
The Goldman Sachs Group, Inc. (b)                       90,000       6,502,500
WEBS Index Fund, Inc.                                  500,000       6,250,000
                                                                  ------------
                                                                    20,993,125
CHEMICAL - SPECIALTY 0.8%
Praxair, Inc.                                          375,000      18,351,563

COMMERCIAL SERVICE 2.2%
Cintas Corporation                                     150,000      10,078,125
MedQuist, Inc. (b)                                     140,000       6,125,000
Outdoor Systems, Inc. (b)                              500,000      18,250,000
Sykes Enterprises, Inc. (b)                            425,000      14,184,375
                                                                  ------------
                                                                    48,637,500
COMPUTER - MAINFRAME 0.9%
Apple Computer, Inc. (b)                               400,000      18,525,000

COMPUTER - PERIPHERAL EQUIPMENT 1.2%
Lexmark International Group, Inc. Class A (b)          150,000       9,909,375
Microchip Technology, Inc. (b)                         200,000       9,475,000
Network Appliance, Inc. (b)                            125,000       6,984,375
                                                                  ------------
                                                                    26,368,750
COMPUTER - PERSONAL & WORKSTATION 4.4%
America Online, Inc. (b)                               225,000      24,862,500
E*Trade Group, Inc. (b)                                200,000       7,987,500
Exodus Communications, Inc. (b)                         70,000       8,395,625
Inktomi Corporation (b)                                125,000      16,320,313
Marimba, Inc. (b)                                      140,000       7,376,250
RealNetworks, Inc.(b)                                   75,000       5,165,625
VeriSign, Inc. (b)                                     200,000      17,250,000
Yahoo! Inc. (b)                                         45,000       7,751,250
                                                                  ------------
                                                                    95,109,063
COMPUTER SERVICE 0.3%
Fiserv, Inc. (b)                                       200,000       6,262,500

COMPUTER SOFTWARE 9.9%
BroadVision, Inc. (b)                                  120,000       8,850,000
Business Objects SA Sponsored ADR (b)                  300,000      10,950,000
Cisco Systems, Inc. (b)                              1,450,000      93,525,000
Citrix Systems, Inc. (b)                               525,000      29,662,500
Computer Network Technology Corporation (b)            160,000       3,460,000
Compuware Corporation (b)                              395,500      12,581,844
Intuit, Inc. (b)                                       100,000       9,012,500
Microsoft Corporation (b)                              250,000      22,546,875
New Era of Networks, Inc. (b)                          200,000       8,787,500
Rational Software Corporation (b)                      200,000       6,587,500
Veritas Software Corporation (b)                       100,000       9,493,750
                                                                  ------------
                                                                   215,457,469
CONTAINER 0.5%
Sealed Air Corporation (b)                             175,000      11,353,125

DIVERSIFIED OPERATIONS 2.2%
Tyco International, Ltd.                               500,000      47,375,000

ELECTRONIC INSTRUMENTATION 2.7%
PE Corporation-PE Biosystems Group                     175,000      20,081,250
Teradyne, Inc. (b)                                     200,000      14,350,000
Waters Corporation (b)                                 450,000      23,906,250
                                                                  ------------
                                                                    58,337,500

ELECTRONIC PRODUCTS - MISCELLANEOUS 1.1%
Jabil Circuit, Inc. (b)                                225,000      10,153,125
Rockwell International Corporation                     225,000      13,668,750
                                                                  ------------
                                                                    23,821,875
ELECTRONICS - SEMICONDUCTOR/COMPONENT 6.8%
ASM Lithography Holding NV                             200,000      11,875,000
Altera Corporation (b)                                  75,000       2,760,937
Broadcom Corporation (b)                               175,000      25,298,437
LSI Logic Corporation (b)                              300,000      13,837,500
Lam Research Corporation (b)                           100,000       4,668,750
Maxim Integrated Products, Inc. (b)                    150,000       9,975,000
Novellus Systems, Inc. (b)                             150,000      10,237,500
PMC-Sierra, Inc. (b)                                   245,000      14,439,687
Rambus, Inc.                                           105,000       9,679,687
Solectron Corporation (b)                              150,000      10,003,125
Transwitch Corporation (b)                             300,000      14,212,500
Xilinx, Inc. (b)                                       350,000      20,037,500
                                                                  ------------
                                                                   147,025,623
FINANCE - MISCELLANEOUS 2.5%
Concord EFS, Inc. (b)                                  425,000      17,982,812
First Data Corporation                                 725,000      35,479,687
                                                                  ------------
                                                                    53,462,499
HEALTHCARE - BIOMEDICAL/GENETIC 1.7%
Biogen, Inc. (b)                                       450,000      28,940,625
Centocor, Inc. (b)                                     150,000       6,993,750
                                                                  ------------
                                                                    35,934,375
HEALTHCARE - DRUG/DIVERSIFIED 1.0%
Andrx Corporation (b)                                  200,000      15,425,000
Forest Laboratories, Inc. (b)                          150,000       6,937,500
                                                                  ------------
                                                                    22,362,500
HEALTHCARE - INSTRUMENTATION 0.8%
Medtronic, Inc.                                        225,000      17,521,875

HEALTHCARE - MEDICAL SUPPLY 1.5%
Advanced Neuromodulation Systems, Inc. (b)             300,000       2,850,000
Bausch & Lomb, Inc.                                    200,000      15,300,000
Cardinal Health, Inc.                                   90,000       5,771,250
Sybron International Corporation (b)                   300,000       8,268,750
                                                                  ------------
                                                                    32,190,000
HEALTHCARE - PATIENT CARE 0.3%
HEALTHSOUTH Corporation (b)                            500,000       7,468,750

HEALTHCARE - PRODUCT 2.1%
Allergan, Inc.                                         300,000      33,300,000
Boston Scientific Corporation (b)                      150,000       6,590,625
Sepracor, Inc. (b)                                      65,000       5,281,250
                                                                  ------------
                                                                    45,171,875
HOUSEHOLD APPLIANCES & FURNISHINGS 0.4%
Leggett & Platt, Inc.                                  345,600       9,612,000

INSURANCE - DIVERSIFIED 0.3%
Marsh & McLennan Companies, Inc.                       100,000       7,550,000

INSURANCE - PROPERTY & CASUALTY 0.2%
MGIC Investment Corporation                            100,000       4,862,500

LEISURE PRODUCT 0.4%
Harley-Davidson, Inc.                                  150,000       8,156,250

LEISURE SERVICE 0.7%
International Speedway Corporation Class A             100,000       4,750,000
SFX Entertainment, Inc. (b)                            150,000       9,600,000
                                                                  ------------
                                                                    14,350,000
MEDIA - RADIO/TV 2.3%
AT&T Corporation-Liberty Media Group Class A (b)       500,000      18,375,000
Clear Channel Communications, Inc. (b)                 335,000      23,094,063
Time Warner, Inc.                                      125,000       9,187,500
                                                                  ------------
                                                                    50,656,563

--------------------------------------------------------------------------------
================================================================================
                         STRONG GROWTH FUND (CONTINUED)
================================================================================
                                                      Shares or
                                                      Principal      Value
                                                        Amount      (Note 2)
--------------------------------------------------------------------------------
METAL PRODUCTS & FABRICATION 0.3%
Kaydon Corporation                                     200,000    $  6,725,000

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.9%
Apache Corporation                                     200,000       7,800,000
Union Pacific Resources Group, Inc.                    750,000      12,234,375
                                                                  ------------
                                                                    20,034,375
OIL WELL EQUIPMENT & SERVICE 3.7%
BJ Services Company (b)                                500,000      14,718,750
Cooper Cameron Corporation (b)                         265,000       9,821,563
ENSCO International, Inc.                              800,000      15,950,000
Rowan Companies, Inc. (b)                            1,500,000      27,656,250
Smith International, Inc. (b)                          275,000      11,945,312
                                                                  ------------
                                                                    80,091,875
RETAIL - DEPARTMENT STORE 3.2%
Kohl's Corporation (b)                                 900,000      69,468,750

RETAIL - DISCOUNT & VARIETY 1.4%
Dollar Tree Stores, Inc. (b)                           450,000      19,800,000
99 Cents Only Stores (b)                               200,000       9,987,500
                                                                  ------------
                                                                    29,787,500
RETAIL - DRUG STORE 0.7%
Walgreen Company                                       500,000      14,687,500

RETAIL - FOOD CHAIN 0.4%
The Kroger Company (b)                                 300,000       8,381,250

RETAIL - MAJOR CHAIN 0.8%
BJ's Wholesale Club, Inc. (b)                          300,000       9,018,750
Wal-Mart Stores, Inc.                                  175,000       8,443,750
                                                                  ------------
                                                                    17,462,500
RETAIL - RESTAURANT 1.6%
Outback Steakhouse, Inc. (b)                           425,000      16,707,813
Starbucks Corporation (b)                              500,000      18,781,250
                                                                  ------------
                                                                    35,489,063
RETAIL - SPECIALTY 12.7%
Abercrombie & Fitch Company Class A (b)                300,000      14,400,000
American Eagle Outfitters, Inc. (b)                    520,000      23,660,000
Bed Bath & Beyond, Inc. (b)                            200,000       7,700,000
Best Buy Company, Inc. (b)                             450,000      30,375,000
Circuit City Stores, Inc.                              320,000      29,760,000
David's Bridal, Inc. (b)                               555,000       8,637,188
Gap, Inc.                                              135,000       6,800,625
The Home Depot, Inc.                                   430,000      27,708,125
The Limited, Inc.                                      250,000      11,343,750
Linens `N Things, Inc. (b)                             350,000      15,312,500
Lowe's Companies, Inc.                                 700,000      39,681,250
Pier 1 Imports, Inc.                                   900,000      10,125,000
Staples, Inc. (b)                                      600,000      18,562,500
Tandy Corporation                                      650,000      31,768,750
                                                                  ------------
                                                                   275,834,688
SHOE & APPAREL MANUFACTURING 1.6%
NIKE, Inc. Class B                                     300,000      18,993,750
Tommy Hilfiger Corporation (b)                         200,000      14,700,000
                                                                  ------------
                                                                    33,693,750
TELECOMMUNICATION EQUIPMENT 8.0%
Comverse Technology, Inc. (b)                          330,000      24,915,000
General Instrument Corporation (b)                     150,000       6,375,000
Lucent Technologies, Inc.                              460,000      31,021,250
Qualcomm, Inc. (b)                                      85,000      12,197,500
Tellabs, Inc. (b)                                      620,000      41,888,750
Uniphase Corporation (b)                               340,000      56,440,000
                                                                  ------------
                                                                   172,837,500
TELECOMMUNICATION SERVICE 8.4%
Covad Communications Group, Inc. (b)                   465,100      24,795,644
Equant NV - New York Registered Shares (b)             150,000      14,118,750
Frontier Corporation                                   425,000      25,075,000
Global Crossing, Ltd. (b)                              163,744       6,979,588
Level 3 Communications, Inc. (b)                       200,000      12,012,500
MCI WorldCom, Inc. (b)                                 675,000      58,218,750
Montana Power Company                                  200,000      14,100,000
Qwest Communications International, Inc. (b)           460,000      15,208,750
Sprint Corporation - PCS Group (b)                     200,000      11,425,000
                                                                  ------------
                                                                   181,933,982
TELEPHONE 0.5%
Telephone & Data Systems, Inc.                         150,000      10,959,375
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,373,780,544)                        2,023,866,888
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 7.0%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                        $  1,450,000       1,450,000
Warner Lambert Company, 4.91%                        1,347,300       1,347,300
Wisconsin Electric Power Company, 4.91%                 92,900          92,900
                                                                  ------------
                                                                     2,890,200
REPURCHASE AGREEMENTS 6.9%
ABN-AMRO Inc. (Dated 6/30/99), 4.78%,
  Due 7/01/99 (Repurchase proceeds $148,719,744);
  Collateralized by: SLMA Notes, FNMA Notes,
  FHLMC Notes, Federal Home Loan Bank Bonds,
  Federal Farm Credit Bank Notes, Tennessee
  Valley Authority Bonds, and Resolution Funding
  Corporation Bonds (e)                            148,700,000     148,700,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $151,590,200)                   151,590,200
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,525,370,744) 100.3%     2,175,457,088
Other Assets and Liabilities, Net (0.3%)                            (6,472,398)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $2,168,984,690
================================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                     Contracts     Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                 --    $        --
Options written during the period                      11,500     14,172,716
Options closed                                        (11,500)   (14,172,716)
Options expired                                            --             --
Options exercised                                          --             --
                                                       ------    -----------
Options outstanding at end of period                       --    $        --
                                                       ======    ===========

Closed options resulted in a capital loss of $2,086,729.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)     JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                         STRONG MID CAP DISCIPLINED FUND
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 91.3%
AGRICULTURAL OPERATIONS 1.3%
Fresh Del Monte Produce, Inc. (b)                        6,325        $ 89,341

AIRLINE 1.3%
Continental Airlines, Inc. Class B (b)                   2,335          87,854

AUTO & TRUCK PARTS 1.6%
Delphi Automotive Systems Corporation                    6,100         113,231

BANK - REGIONAL 1.7%
Community First Bankshares, Inc.                         4,945         118,061

BEVERAGE - SOFT DRINK 3.6%
The Pepsi Bottling Group, Inc.                           5,950         137,222
Whitman Corporation                                      6,250         112,500
                                                                      --------
                                                                       249,722
CHEMICAL - SPECIALTY 2.9%
Air Products & Chemicals, Inc.                           2,850         114,712
Dexter Corporation                                       2,225          90,808
                                                                      --------
                                                                       205,520
COMPUTER SERVICE 3.3%
Bell & Howell Company (b)                                2,400          90,750
Complete Business Solutions, Inc. (b)                    7,900         141,706
                                                                      --------
                                                                       232,456
COMPUTER SOFTWARE 4.4%
Cadence Design Systems, Inc. (b)                         8,000         102,000
Check Point Software Technologies, Ltd. (b)              1,750          93,844
Sterling Software, Inc. (b)                              4,325         115,422
                                                                      --------
                                                                       311,266
CONTAINER 0.8%
Owens Illinois, Inc. (b)                                 1,725          56,386

COSMETIC & PERSONAL CARE 1.7%
Playtex Products, Inc. (b)                               7,790         121,232

ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.8%
Analog Devices, Inc. (b)                                 2,065         103,636
Micron Technology, Inc. (b)                              2,300          92,719
                                                                      --------
                                                                       196,355
FOOD 1.8%
Flowers Industries, Inc.                                 5,885         127,631

HEALTHCARE - DRUG/DIVERSIFIED 1.7%
ICN Pharmaceuticals, Inc.                                3,775         121,508

HEALTHCARE - MEDICAL SUPPLY 2.3%
Amerisource Health Corporation Class A (b)               4,475         114,112
Bergen Brunswig Corporation Class A                      2,675          46,144
                                                                      --------
                                                                       160,256
HEALTHCARE - PATIENT CARE 4.2%
HEALTHSOUTH Corporation (b)                              5,900          88,131
Tenet Healthcare Corporation (b)                         5,350          99,309
Total Renal Care Holdings, Inc. (b)                      6,780         105,514
                                                                      --------
                                                                       292,954
HOUSEHOLD APPLIANCES & FURNISHINGS 2.4%
Herman Miller, Inc.                                      2,890          60,690
Premark International, Inc.                              2,890         108,375
                                                                      --------
                                                                       169,065
INSURANCE - LIFE 3.2%
Nationwide Financial Services, Inc. Class A              2,735         123,759
Protective Life Corporation                              3,025          99,825
                                                                      --------
                                                                       223,584
INSURANCE - PROPERTY & CASUALTY 4.1%
Ace, Ltd.                                                4,150         117,238
Allmerica Financial Corporation                          1,595          96,996
MBIA, Inc.                                               1,165          75,434
                                                                      --------
                                                                       289,668
LEISURE PRODUCT 3.1%
Galileo International, Inc.                              2,700         144,281
Luxottica Group Spa ADR                                  4,800          74,700
                                                                      --------
                                                                       218,981
LEISURE SERVICE 2.9%
Harrahs Entertainment, Inc. (b)                          3,000          66,000
Royal Caribbean Cruises, Ltd.                            3,220         140,875
                                                                      --------
                                                                       206,875
MEDIA - RADIO/TV 1.9%
Chancellor Media Corporation (b)                         1,575          86,822
USA Networks, Inc. (b)                                   1,100          44,138
                                                                      --------
                                                                       130,960
MORTGAGE & RELATED SERVICE 1.7%
Countrywide Credit Industries, Inc.                      2,800         119,700

NATURAL GAS DISTRIBUTION 3.0%
El Paso Energy Corporation                               3,400         119,638
KeySpan Corporation                                      3,400          89,675
                                                                      --------
                                                                       209,313
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 3.2%
Devon Energy Corporation                                 3,100         110,825
Newfield Exploration Company (b)                         3,950         112,328
                                                                      --------
                                                                       223,153
OIL WELL EQUIPMENT & SERVICE 6.3%
BJ Services Company (b)                                  3,125          91,992
Baker Hughes, Inc.                                       2,000          67,000
ENSCO International, Inc.                                5,200         103,675
Nabors Industries, Inc. (b)                              3,350          81,866
Tuboscope, Inc. (b)                                      7,300          99,919
                                                                      --------
                                                                       444,452
POLLUTION CONTROL 1.6%
Republic Services, Inc. (b)                              4,475         110,756

RETAIL - DEPARTMENT STORE 3.0%
Saks, Inc. (b)                                           3,750         108,281
Shopko Stores, Inc. (b)                                  2,925         106,031
                                                                      --------
                                                                       214,312
RETAIL - FOOD CHAIN 4.8%
Food Lion, Inc.                                         10,275         122,016
Richfood Holdings, Inc.                                  5,325          93,853
SUPERVALU, Inc.                                          4,600         118,163
                                                                      --------
                                                                       334,032
RETAIL - MAJOR CHAIN 1.5%
BJ's Wholesale Club, Inc. (b)                            3,450         103,716

RETAIL - RESTAURANT 2.0%
CBRL Group, Inc.                                         8,125         140,664

RETAIL - SPECIALTY 3.4%
Furniture Brands International, Inc. (b)                 5,130         142,999
Payless ShoeSource, Inc. (b)                             1,840          98,440
                                                                      --------
                                                                       241,439
SAVINGS & LOAN 2.8%
Charter One Financial, Inc.                              3,855         107,217
Dime Bancorp, Inc.                                       4,565          91,871
                                                                      --------
                                                                       199,088
SHOE & APPAREL MANUFACTURING 1.3%
Tommy Hilfiger Corporation (b)                           1,265          92,978

TELECOMMUNICATION EQUIPMENT 1.6%
ECI Telecom, Ltd.                                        3,300         109,519

TELECOMMUNICATION SERVICE 0.9%
MediaOne Group, Inc. (b)                                   890          66,194

TRUCKING 1.2%
CNF Transportation, Inc.                                 2,215          85,001
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $6,064,260)                                6,417,223
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
                   STRONG MID CAP DISCIPLINED FUND (CONTINUED)
================================================================================
                                                     Shares or
                                                     Principal       Value
                                                       Amount      (Note 2)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 10.2%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                            $258,200      $  258,200
Pitney Bowes Credit Corporation, 4.82%                 217,700         217,700
Warner Lambert Company, 4.91%                          132,100         132,100
Wisconsin Electric Power Company, 4.91%                112,700         112,700
                                                                    ----------
                                                                       720,700
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $720,700)                           720,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $6,784,960) 101.5%             7,137,923
Other Assets and Liabilities, Net (1.5%)                              (107,947)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $7,029,976
================================================================================


================================================================================
                           STRONG MID CAP GROWTH FUND
================================================================================
                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 100.0%
BANK - REGIONAL 2.2%
First Tennessee National Corporation                     6,000      $  229,875
Zions Bancorporation                                     6,500         412,750
                                                                    ----------
                                                                       642,625
BANK - SUPER REGIONAL 2.8%
BankBoston Corporation                                   7,000         357,875
State Street Corporation                                 5,500         469,562
                                                                    ----------
                                                                       827,437
BROKERAGE & INVESTMENT MANAGEMENT 4.2%
The Bear Stearns Companies, Inc.                         3,000         140,250
Donaldson, Lufkin & Jenrette, Inc.                       5,800         349,450
Franklin Resources, Inc.                                10,500         426,562
Knight/Trimark Group, Inc. Class A (b)                   2,500         150,781
WEBS Index Fund, Inc.                                   14,500         181,250
                                                                    ----------
                                                                     1,248,293
COMMERCIAL SERVICE 1.5%
MedQuist, Inc. (b)                                       6,200         271,250
TMP Worldwide, Inc. (b)                                  2,500         158,750
                                                                    ----------
                                                                       430,000
COMPUTER - MAINFRAME 1.0%
Apple Computer, Inc. (b)                                 6,500         301,031

COMPUTER - PERIPHERAL EQUIPMENT 3.0%
American Power Conversion Corporation (b)               14,000         281,750
Lexmark International Group, Inc. Class A (b)            9,000         594,563
                                                                    ----------
                                                                       876,313
COMPUTER - PERSONAL & WORKSTATION 11.4%
At Home Corporation Series A (b)                         9,500         512,406
CNET, Inc. (b)                                           6,000         345,750
DoubleClick, Inc. (b)                                    3,000         275,250
E*Trade Group, Inc. (b)                                 14,500         579,094
Exodus Communications, Inc. (b)                          2,400         287,850
Inktomi Corporation (b)                                  2,500         326,406
Net.bank, Inc. (b)                                      17,000         646,000
USinternetworking, Inc. (b)                              5,600         235,200
VeriSign, Inc. (b)                                       1,500         129,375
                                                                    ----------
                                                                     3,337,331
COMPUTER SERVICE 2.5%
International Network Services (b)                      12,000         484,500
Shared Medical Systems Corporation                       3,700         241,425
                                                                    ----------
                                                                       725,925
COMPUTER SOFTWARE 17.3%
BroadVision, Inc. (b)                                   11,500         848,125
Check Point Software Technologies, Ltd. (b)              4,600         246,675
Compuware Corporation (b)                               16,000         509,000
Electronic Arts, Inc. (b)                                5,000         271,250
Extreme Networks, Inc. (b)                               5,300         307,731
Gemstar International Group, Ltd. (b)                    9,500         619,875
ISS Group, Inc. (b)                                     11,900         449,225
Intuit, Inc. (b)                                         4,200         378,525
Juniper Networks, Inc. (b)                                 500          74,500
Mercury Interactive Corporation (b)                      4,000         141,500
New Era of Networks, Inc. (b)                           10,000         439,375
Novell, Inc. (b)                                        11,500         304,750
Rational Software Corporation (b)                        8,000         263,500
Veritas Software Corporation (b)                         2,500         237,344
                                                                    ----------
                                                                     5,091,375
COSMETIC & PERSONAL CARE 0.6%
General Nutrition Companies, Inc. (b)                    7,500         174,844

ELECTRICAL EQUIPMENT 1.5%
PRI Automation, Inc. (b)                                11,800         427,750

ELECTRONIC INSTRUMENTATION 0.7%
Teradyne, Inc. (b)                                       2,700         193,725

ELECTRONIC PRODUCTS - MISCELLANEOUS 2.1%
Jabil Circuit, Inc. (b)                                 13,500         609,188

ELECTRONICS - SEMICONDUCTOR/COMPONENT 9.1%
ASM Lithography Holding NV (b)                           4,200         249,375
Applied Micro Circuits Corporation (b)                   2,500         205,625
Broadcom Corporation (b)                                 1,100         159,019
LSI Logic Corporation (b)                               12,000         553,500
MEMC Electronic Materials, Inc. (b)                     21,000         255,938
Micron Technology, Inc. (b)                              7,500         302,344
Novellus Systems, Inc. (b)                               6,500         443,625
PMC-Sierra, Inc. (b)                                     4,300         253,431
Vitesse Semiconductor Corporation (b)                    1,400          94,412
Xilinx, Inc. (b)                                         2,500         143,125
                                                                    ----------
                                                                     2,660,394
FINANCE - MISCELLANEOUS 1.3%
Providian Financial Corporation                          4,000         374,000

HEALTHCARE - BIOMEDICAL/GENETIC 1.7%
Biogen, Inc. (b)                                         4,000         257,250
Millennium Pharmaceuticals, Inc. (b)                     6,400         230,400
                                                                    ----------
                                                                       487,650
HEALTHCARE - PRODUCT 2.3%
Allergan, Inc.                                           1,000         111,000
Sepracor, Inc. (b)                                       7,000         568,750
                                                                    ----------
                                                                       679,750
HOUSEHOLD APPLIANCES & FURNISHINGS 0.4%
Herman Miller, Inc.                                      6,000         126,000

INSURANCE - ACCIDENT & HEALTH 0.6%
AFLAC, Inc.                                              3,700         177,138

LEISURE SERVICE 1.0%
SFX Entertainment, Inc. (b)                              4,500         288,000

MEDIA - RADIO/TV 1.0%
Clear Channel Communications, Inc. (b)                   4,500         310,219

OIL WELL EQUIPMENT & SERVICE 9.1%
Cooper Cameron Corporation (b)                          16,000         593,000
ENSCO International, Inc.                               24,000         478,500
Global Marine, Inc. (b)                                 32,200         497,087
Rowan Companies, Inc. (b)                               29,000         534,688
Smith International, Inc. (b)                           10,000         434,375
Tidewater, Inc.                                          5,000         152,500
                                                                    ----------
                                                                     2,690,150

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)     JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                     STRONG MID CAP GROWTH FUND (CONTINUED)
================================================================================
                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS 0.9%
Georgia-Pacific Corporation                              6,000     $   284,250

RETAIL - DEPARTMENT STORE 2.1%
Kohl's Corporation (b)                                   8,000         617,500

RETAIL - FOOD CHAIN 0.5%
Whole Foods Marketing, Inc. (b)                          3,000         144,188

RETAIL - RESTAURANT 1.9%
Outback Steakhouse, Inc. (b)                             5,000         196,562
Starbucks Corporation (b)                               10,000         375,625
                                                                   -----------
                                                                       572,187
RETAIL - SPECIALTY 7.3%
Abercrombie & Fitch Company Class A (b)                  6,000         288,000
American Eagle Outfitters, Inc. (b)                      3,000         136,500
Circuit City Stores, Inc.                                6,500         604,500
Intimate Brands, Inc.                                    6,300         298,462
Linens `N Things, Inc. (b)                               3,200         140,000
PETsMART, Inc. (b)                                      27,500         281,875
Tandy Corporation                                        8,000         391,000
                                                                   -----------
                                                                     2,140,337
SAVINGS & LOAN 0.6%
TCF Financial Corporation                                6,000         167,250

SHOE & APPAREL MANUFACTURING 0.5%
Tommy Hilfiger Corporation (b)                           2,000         147,000

TELECOMMUNICATION EQUIPMENT 4.1%
Aware, Inc. (b)                                          3,300         152,213
CIENA Corporation (b)                                    9,500         286,781
General Instrument Corporation (b)                      11,000         467,500
Uniphase Corporation (b)                                 1,800         298,800
                                                                   -----------
                                                                     1,205,294
TELECOMMUNICATION SERVICE 4.8%
Cablevision Systems Corporation (b)                      4,000         280,000
Covad Communications Group, Inc. (b)                     8,000         426,500
Global TeleSystems Group, Inc. (b)                       3,700         299,700
WinStar Communications, Inc. (b)                         8,500         414,375
                                                                   -----------
                                                                     1,420,575
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $25,618,984)                              29,377,719
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.1%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                          $1,512,400       1,512,400
Warner Lambert Company, 4.91%                              100             100
                                                                   -----------
                                                                     1,512,500
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,512,500)                       1,512,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $27,131,484) 105.1%           30,890,219
Other Assets and Liabilities, Net (5.1%)                            (1,512,304)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $29,377,915
================================================================================


================================================================================
                             STRONG OPPORTUNITY FUND
================================================================================
                                                     Shares or
                                                     Principal       Value
                                                       Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 87.7%
AEROSPACE & DEFENSE 1.1%
Northrop Grumman Corporation                           403,500     $26,757,094

AIRLINE 0.6%
AMR Corporation (b)                                    108,100       7,377,825
Air New Zealand, Ltd. Class B                        2,892,000       6,019,495
                                                                   -----------
                                                                    13,397,320
AUTO & TRUCK PARTS 1.1%
Magna International, Inc. Class A                      460,500      26,133,375

BANK - MONEY CENTER 1.7%
Bank of America Corporation                            415,000      30,424,687
The Bank of Tokyo - Mitsubishi                         165,000       2,345,668
ING Groep NV                                            52,000       2,823,912
Standard Chartered PLC                                 174,000       2,842,403
                                                                   -----------
                                                                    38,436,670
BANK - SUPER REGIONAL 3.8%
Bank One Corporation                                   484,000      28,828,250
Mellon Bank Corporation                                659,600      23,992,950
Wells Fargo Company                                    790,000      33,772,500
                                                                   -----------
                                                                    86,593,700
BEVERAGE - SOFT DRINK 2.8%
The Pepsi Bottling Group, Inc.                       1,339,000      30,880,688
Whitman Corporation                                  1,845,700      33,222,600
                                                                   -----------
                                                                    64,103,288
CHEMICAL 0.7%
Rohm and Haas Company                                  377,294      16,176,480

CHEMICAL - SPECIALTY 2.3%
Praxair, Inc.                                          535,000      26,181,563
Solutia, Inc.                                        1,260,000      26,853,750
                                                                   -----------
                                                                    53,035,313
COMPUTER - MAINFRAME 1.3%
Sun Microsystems, Inc. (b)                             425,000      29,271,875

COMPUTER - PERIPHERAL EQUIPMENT 2.6%
American Power Conversion Corporation (b)            1,700,000      34,212,500
Quantum Corporation (b)                                567,100      13,681,288
Seagate Technology, Inc. (b)                           456,600      11,700,375
                                                                   -----------
                                                                    59,594,163
COMPUTER SERVICE 0.1%
Getronics NV                                            72,000       2,777,985

COMPUTER SOFTWARE 3.0%
Cadence Design Systems, Inc. (b)                     1,859,000      23,702,250
Keane, Inc. (b)                                      1,106,500      25,034,563
Oracle Systems Corporation (b)                         522,800      19,408,950
                                                                   -----------
                                                                    68,145,763
CONSUMER - MISCELLANEOUS 0.1%
Canon, Inc.                                            106,000       3,043,564

CONTAINER 0.0%
Sonoco Products Company                                 39,200         666,400

DIVERSIFIED OPERATIONS 0.2%
Invensys PLC                                         1,239,000       5,865,850

ELECTRIC POWER 1.1%
NiSource, Inc.                                         993,300      25,639,556

ELECTRICAL EQUIPMENT 2.3%
Emerson Electric Company                               390,300      24,540,112
W. W. Grainger, Inc.                                   545,000      29,327,813
                                                                   -----------
                                                                    53,867,925

--------------------------------------------------------------------------------
================================================================================
                       STRONG OPPORTUNITY FUND (CONTINUED)
================================================================================
                                                     Shares or
                                                     Principal       Value
                                                       Amount       (Note 2)
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION 1.6%
Avnet, Inc.                                            671,500    $ 31,224,750
Marshall Industries (b)                                150,000       5,390,625
                                                                  ------------
                                                                    36,615,375
ELECTRONIC PRODUCTS - MISCELLANEOUS 2.9%
AVX Corporation                                      1,500,000      36,562,500
General Motors Corporation Class H (b)                 554,000      31,162,500
                                                                  ------------
                                                                    67,725,000
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.8%
Micron Technology, Inc. (b)                            768,100      30,964,030
Texas Instruments, Inc.                                230,000      33,350,000
                                                                  ------------
                                                                    64,314,030
FOOD 2.2%
ConAgra, Inc.                                          845,000      22,498,125
H.J. Heinz Company                                     545,000      27,318,125
                                                                  ------------
                                                                    49,816,250
HEALTHCARE - MEDICAL SUPPLY 1.3%
Sybron International Corporation (b)                 1,082,600      29,839,163

HEALTHCARE - PATIENT CARE 3.6%
Columbia/HCA Healthcare Corporation                  1,060,000      24,181,250
HEALTHSOUTH Corporation (b)                          2,250,000      33,609,375
United Healthcare Corporation                          410,000      25,676,250
                                                                  ------------
                                                                    83,466,875
HOUSEHOLD APPLIANCES & FURNISHINGS 2.7%
Leggett & Platt, Inc.                                1,050,000      29,203,125
Premark International, Inc.                            886,000      33,225,000
                                                                  ------------
                                                                    62,428,125
INSURANCE - DIVERSIFIED 1.5%
CIGNA Corporation                                      385,000      34,265,000

INSURANCE - PROPERTY & CASUALTY 3.9%
ACE, Ltd.                                            1,014,500      28,659,625
American International Group, Inc.                     305,000      35,704,062
Hartford Financial Services Group, Inc.                451,000      26,298,938
                                                                  ------------
                                                                    90,662,625
LEISURE PRODUCT 1.1%
The Seagram Company, Ltd.                              517,600      26,074,100

LEISURE SERVICE 0.8%
Gaylord Entertainment Company                          590,800      17,724,000

MEDIA - PUBLISHING 2.5%
The E.W. Scripps Company Class A                       633,600      30,135,600
Tribune Company                                        310,000      27,008,750
                                                                  ------------
                                                                    57,144,350
MEDIA - RADIO/TV 4.2%
AT&T Corporation-Liberty Media Group
  Class A (b)                                        1,020,000      37,485,000
Comcast Corporation Class A                            775,600      29,812,125
Cox Communications, Inc. Class A (b)                   790,000      29,081,875
                                                                  ------------
                                                                    96,379,000
NATURAL GAS DISTRIBUTION 1.8%
Enron Corporation                                      496,700      40,605,225

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 4.8%
Apache Corporation                                   1,020,000      39,780,000
Barrett Resources Corporation (b)                    1,001,000      38,413,375
Devon Energy Corporation                               888,100      31,749,575
                                                                  ------------
                                                                   109,942,950
OIL - NORTH AMERICAN INTEGRATED 1.3%
Unocal Corporation                                     745,000      29,520,625

OIL WELL EQUIPMENT & SERVICE 4.6%
Baker Hughes, Inc.                                   1,000,000      33,500,000
Cooper Cameron Corporation (b)                         875,000      32,429,688
Weatherford International, Inc. (b)                  1,100,000      40,287,500
                                                                  ------------
                                                                   106,217,188
PAPER & FOREST PRODUCTS 1.0%
The Mead Corporation                                   580,000      24,215,000

REAL ESTATE 1.6%
Ayala Land, Inc.                                     2,456,400         777,752
CarrAmerica Realty Corporation                         381,600       9,540,000
ProLogis Trust                                       1,250,000      25,312,500
Shortland Properties, Ltd.                           2,513,625         778,083
                                                                  ------------
                                                                    36,408,335
RETAIL - DEPARTMENT STORE 1.2%
May Department Stores Company                          680,000      27,795,000

RETAIL - MAJOR CHAIN 1.5%
The Daiei, Inc. (b)                                    901,000       3,077,673
Kmart Corporation (b)                                1,720,000      28,272,500
Sears Canada, Inc.                                     141,900       3,047,022
                                                                  ------------
                                                                    34,397,195
RETAIL - SPECIALTY 1.4%
Office Depot, Inc. (b)                               1,420,000      31,328,750

STEEL 0.6%
Nucor Corporation                                      275,000      13,045,313

TELECOMMUNICATION EQUIPMENT 1.0%
Alcatel SA ADR                                         845,500      23,991,062

TELECOMMUNICATION SERVICE 11.0%
AT&T Corporation                                       486,200      27,136,037
Cable & Wireless Communications PLC
  Sponsored ADR (b)                                    215,100      10,432,350
Corning, Inc.                                          600,000      42,075,000
Global TeleSystems Group, Inc. (b)                     161,000      13,041,000
Korea Telecom Corporation Sponsored ADR (b)             75,000       3,000,000
MediaOne Group, Inc. (b)                               649,000      48,269,375
Nippon Telegraph & Telephone Corporation                   490       5,700,495
Omnipoint Corporation (b)                              870,000      25,175,625
Paging Network, Inc. (b)                             2,450,300      11,792,068
United States Cellular Corporation (b)                 732,300      39,178,050
Vodafone Group PLC Sponsored ADR                       134,100      26,417,700
                                                                  ------------
                                                                   252,217,700
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,452,408,150)                        2,019,644,557
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 12.1%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                       $         100  $          100
Pitney Bowes Credit Corporation, 4.82%               2,547,800       2,547,800
                                                                  ------------
                                                                     2,547,900
REPURCHASE AGREEMENTS 11.8%
ABN-AMRO, Inc. (Dated 6/30/99), 4.78%, Due
  7/01/99 (Repurchase proceeds $272,036,116);
  Collateralized by: SLMA Notes, FNMA Notes,
  FHLMC Notes, Federal Home Loan Bank Bonds,
  Federal Farm Credit Bank Notes, Tennessee
  Valley Authority Bonds, and Resolution Funding
  Corporation Bonds (e)                            272,000,000     272,000,000

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills:
  Due 7/01/99 (c)                                    1,210,000       1,210,000
  Due 8/05/99 (c)                                    3,000,000       2,987,253
                                                                --------------
                                                                     4,197,253
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $278,744,892)                   278,745,153
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,731,153,042) 99.8%      2,298,389,710
Other Assets and Liabilities, Net 0.2%                               3,762,548
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $2,302,152,258
================================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)     JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                       STRONG OPPORTUNITY FUND (CONTINUED)
================================================================================
--------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------------
                                             Underlying
                             Expiration      Face Amount        Unrealized
                                Date          at Value         Appreciation
--------------------------------------------------------------------------------
Purchased:
109 Nikkei Index                9/99          $9,676,475         $772,538


================================================================================
                          STRONG STRATEGIC GROWTH FUND
================================================================================
                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 89.8%
AEROSPACE & DEFENSE 2.5%
Kellstrom Industries, Inc. (b)                           5,000        $ 91,250

BROKERAGE & INVESTMENT MANAGEMENT 1.1%
Donaldson, Lufkin & Jenrette, Inc.                         700          42,175

COMMERCIAL SERVICE 8.6%
RemedyTemp, Inc. Class A (b)                             7,100          95,850
Strayer Education, Inc.                                  2,500          76,719
Sykes Enterprises, Inc. (b)                              4,500         150,187
                                                                      --------
                                                                       322,756
COMPUTER - PERIPHERAL EQUIPMENT 3.2%
Lexmark International Group, Inc. Class A (b)            1,800         118,913

COMPUTER - PERSONAL & WORKSTATION 2.9%
Netopia, Inc. (b)                                        2,200          50,050
Security Dynamics Technologies, Inc. (b)                 2,800          59,500
                                                                      --------
                                                                       109,550
COMPUTER SERVICE 1.8%
Automatic Data Processing, Inc.                          1,500          66,000

COMPUTER SOFTWARE 10.8%
BMC Software, Inc. (b)                                   2,200         118,800
Citrix Systems, Inc. (b)                                 1,400          79,100
Sterling Software, Inc. (b)                              1,700          45,369
Transaction Systems Architects, Inc. (b)                 1,200          46,800
Zebra Technologies Corporation (b)                       3,000         115,312
                                                                      --------
                                                                       405,381
DIVERSIFIED OPERATIONS 3.0%
Tyco International, Ltd.                                 1,200         113,700

ELECTRONICS - SEMICONDUCTOR/COMPONENT 1.8%
Telcom Semiconductor, Inc. (b)                           6,900          66,413

HEALTHCARE - BIOMEDICAL/GENETIC 2.4%
Biogen, Inc. (b)                                         1,400          90,037

HEALTHCARE - DRUG/DIVERSIFIED 8.1%
Elan Corporation PLC Sponsored ADR (b)                   2,800          77,700
Jones Medical Industries, Inc.                           3,300         129,938
Warner-Lambert Company                                   1,400          97,125
                                                                      --------
                                                                       304,763
HEALTHCARE - INSTRUMENTATION 2.1%
Medtronic, Inc.                                          1,000          77,875

HEALTHCARE - MEDICAL SUPPLY 3.0%
Wesley Jessen VisionCare, Inc. (b)                       3,500         113,312

HEALTHCARE - PATIENT CARE 3.1%
Covance, Inc. (b                                         3,000          71,812
Quintiles Transnational Corporation (b)                  1,000          42,000
                                                                      --------
                                                                       113,812

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 1.9%
Devon Energy Corporation                                 2,000          71,500

PERSONAL & COMMERCIAL LENDING 7.1%
Associates First Capital Corporation                     2,300         101,919
The CIT Group, Inc.                                      3,100          89,512
Household International, Inc.                            1,600          75,800
                                                                      --------
                                                                       267,231
POLLUTION CONTROL 6.3%
Republic Services, Inc. (b)                              5,000         123,750
Waste Management, Inc.                                   2,113         113,574
                                                                      --------
                                                                       237,324
REAL ESTATE 5.7%
Apartment Investment & Management Company
  Class A                                                2,000          85,500
Duke Realty Investments, Inc.                            2,700          60,919
Mack-Cali Realty Corporation                             2,100          64,969
                                                                      --------
                                                                       211,388
RETAIL - DRUG STORE 2.9%
CVS Corporation                                          2,100         106,575

RETAIL - FOOD CHAIN 2.5%
US Foodservice (b)                                       2,200          93,775

RETAIL - SPECIALTY 2.9%
Global Imaging Systems, Inc. (b)                         6,000         109,500

TELECOMMUNICATION SERVICE 2.8%
Network Plus Corporation (b)                               500          10,438
Sprint Corporation                                       1,800          95,062
                                                                      --------
                                                                       105,500
TRANSPORTATION SERVICE 3.3%
C.H. Robinson Worldwide, Inc.                            3,400         124,950
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $2,874,329)                                3,363,680
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 11.2%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                            $172,200         172,200
Pitney Bowes Credit Corporation, 4.82%                  26,700          26,700
Warner Lambert Company, 4.91%                          153,000         153,000
Wisconsin Electric Power Company, 4.91%                 68,100          68,100
                                                                      --------
                                                                       420,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $420,000)                           420,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $3,294,329) 101.0%             3,783,680
Other Assets and Liabilities, Net (1.0%)                               (35,956)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $3,747,724
================================================================================


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.
(e)  See Note 2(I) of Notes to Financial Statements.
(f)  Affiliated Issuer. (See Note 7 of Notes to Financial Statements.)

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                                                                     (In Thousands, Except Per Share Amounts)
                                                             STRONG           STRONG         STRONG      STRONG MID CAP
                                                             COMMON         DISCOVERY        GROWTH       DISCIPLINED
                                                           STOCK FUND          FUND           FUND           FUND
                                                           ----------       ---------        ------      --------------
ASSETS:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $1,172,606, $218,785,
    $1,525,371 and $6,785, respectively)                   $1,477,779        $244,122      $2,175,457       $7,138
    Affiliated Issuers (Cost of $7,826, $653,
    $0, and $0, respectively)                                  18,047             468              --           --
  Receivable for Securities Sold                                3,040           2,572          13,633           62
  Receivable for Fund Shares Sold                                  42               2             221           --
  Dividends and Interest Receivable                               964              99             337            6
  Other Assets                                                     93              33             113           16
                                                           ----------        --------      ----------       ------
  Total Assets                                              1,499,965         247,296       2,189,761        7,222

LIABILITIES:
  Payable for Securities Purchased                              3,832           3,850          20,486          171
  Payable for Fund Shares Redeemed                                  4              11              30           --
  Accrued Operating Expenses and Other Liabilities                380             248             260           21
                                                           ----------        --------      ----------       ------
  Total Liabilities                                             4,216           4,109          20,776          192
                                                           ----------        --------      ----------       ------
NET ASSETS                                                 $1,495,749        $243,187      $2,168,985       $7,030
                                                           ==========        ========      ==========       ======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)            $1,020,524        $240,778      $1,322,652       $6,269
  Accumulated Net Investment Loss                                (464)           (824)         (8,008)         (14)
  Accumulated Net Realized Gain (Loss)                        160,491         (21,864)        204,255          422
  Net Unrealized Appreciation                                 315,198          25,097         650,086          353
                                                           ----------        --------      ----------       ------
  Net Assets                                               $1,495,749        $243,187      $2,168,985       $7,030
                                                           ==========        ========      ==========       ======
Capital Shares Outstanding (Unlimited Number Authorized)       61,565          14,459          83,278          546

NET ASSET VALUE PER SHARE                                      $24.30          $16.82          $26.05       $12.88
                                                               ======          ======          ======       ======

                                                                             STRONG          STRONG        STRONG
                                                                             MID CAP      OPPORTUNITY     STRATEGIC
                                                                           GROWTH FUND        FUND       GROWTH FUND
                                                                           -----------    -----------    -----------
ASSETS:
  Investments in Securities, at Value
    (Cost of $27,131, $1,731,153 and $3,294, respectively)                  $30,890       $2,298,390       $3,784
  Receivable for Securities Sold                                              1,303            8,659            6
  Receivable for Fund Shares Sold                                                --              662           15
  Dividends and Interest Receivable                                               8            1,498            2
  Other Assets                                                                   35               90            4
                                                                            -------       ----------       ------
  Total Assets                                                               32,236        2,309,299        3,811
LIABILITIES:
  Payable for Securities Purchased                                            2,827            6,695           59
  Payable for Fund Shares Redeemed                                               --              280           --
  Accrued Operating Expenses and Other Liabilities                               31              172            4
                                                                            -------       ----------       ------
  Total Liabilities                                                           2,858            7,147           63
                                                                            -------       ----------       ------
NET ASSETS                                                                  $29,378       $2,302,152       $3,748
                                                                            =======       ==========       ======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                             $20,341       $1,505,124       $3,020
  Accumulated Net Investment Income (Loss)                                     (128)           2,111          (16)
  Undistributed Net Realized Gain                                             5,406          226,907          255
  Net Unrealized Appreciation                                                 3,759          568,010          489
                                                                            -------       ----------       ------
  Net Assets                                                                $29,378       $2,302,152       $3,748
                                                                            =======       ==========       ======
Capital Shares Outstanding (Unlimited Number Authorized)                      1,773           51,711          294

NET ASSET VALUE PER SHARE                                                    $16.57           $44.52       $12.75
                                                                             ======           ======       ======

                                                                                                               27
                                           See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended June 30, 1999 (Unaudited)

                                                                               (In Thousands)
                                              STRONG      STRONG     STRONG  STRONG MID CAP      STRONG        STRONG      STRONG
                                              COMMON     DISCOVERY   GROWTH    DISCIPLINED      MID CAP     OPPORTUNITY   STRATEGIC
                                            STOCK FUND     FUND       FUND        FUND        GROWTH FUND       FUND     GROWTH FUND
                                            ----------   ---------   ------  --------------   -----------   -----------  -----------

INCOME:
  Dividends (net of withholding taxes of
    $30, $0, $0, $0 $0, $24 and $0,
    respectively)                            $  4,232     $   990   $  1,773      $ 13          $   32       $  9,164       $  9
  Interest                                      3,346         194      2,553         9              31          5,201          7
                                             --------     -------   --------      ----          ------       --------       ----
  Total Income                                  7,578       1,184      4,326        22              63         14,365         16

EXPENSES:
  Investment Advisory Fees                      6,802       1,294      9,660        18             110         10,206         16
  Custodian Fees                                   50          25         49        16               8             58          2
  Shareholder Servicing Costs                     932         345      2,127         4              35          1,564          8
  Professional Fees                                37          26         68         3               7             43          5
  Reports to Shareholders                         173          87        341         6               8            301          2
  Federal and State Registration Fees              15          14         47        18              14             37         19
  Other                                            33           9         42         1               9             45          1
                                             --------     -------   --------      ----          ------       --------       ----
  Total Expenses Before Waivers
    and Absorptions                             8,042       1,800     12,334        66             191         12,254         53
  Involuntary Expense Waivers
    and Absorptions by Advisor                     --          --         --       (30)             --             --        (21)
                                             --------     -------   --------      ----          ------       --------       ----
  Expenses, Net                                 8,042       1,800     12,334        36             191         12,254         32
                                             --------     -------   --------      ----          ------       --------       ----
NET INVESTMENT INCOME (LOSS)                     (464)       (616)    (8,008)      (14)           (128)         2,111        (16)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                               169,230      (2,936)   248,605       423           5,879        241,837        347
    Futures Contracts and Options              (2,946)     (7,906)    (2,087)       (1)             --         (3,977)        --
    Foreign Currencies                             (2)         --         --        --              --             --         --
                                             --------     -------   --------      ----          ------       --------       ----
    Net Realized Gain (Loss)                  166,282     (10,842)   246,518       422           5,879        237,860        347
  Net Change in Unrealized Appreciation/
    Depreciation on:
    Investments                                85,449      (4,626)    54,880       353            (378)       124,470         90
    Futures Contracts and Options                 (10)       (492)        --        --              --            225         --
    Foreign Currencies                             (3)         --         --        --              --             (3)        --
                                             --------     -------   --------      ----          ------       --------       ----
    Net Change in Unrealized
      Appreciation/Depreciation                85,436      (5,118)    54,880       353            (378)       124,692         90
                                             --------     -------   --------      ----          ------       --------       ----
NET GAIN (LOSS) ON INVESTMENTS                251,718     (15,960)   301,398       775           5,501        362,552        437
                                             --------     -------   --------      ----          ------       --------       ----
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $251,254    ($16,576)  $293,390      $761          $5,373       $364,663       $421
                                             ========     =======   ========      ====          ======       ========       ====


                                                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------
                                                                              (In Thousands)
                                                         STRONG COMMON STOCK FUND          STRONG DISCOVERY FUND
                                                     --------------------------------  -------------------------------
                                                     Six Months Ended    Year Ended    Six Months Ended   Year Ended
                                                       June 30, 1999    Dec. 31, 1998    June 30, 1999   Dec. 31, 1998
                                                     ----------------   -------------  ----------------  -------------
                                                         (Unaudited)                      (Unaudited)
OPERATIONS:
  Net Investment Income (Loss)                          ($      464)     $      180        ($    616)     ($  1,317)
  Net Realized Gain (Loss)                                  166,282         128,303          (10,842)        27,775
  Net Change in Unrealized Appreciation/Depreciation         85,436         (40,049)          (5,118)        (3,936)
                                                         ----------      ----------         --------       --------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                               251,254          88,434          (16,576)        22,522

DISTRIBUTIONS FROM NET REALIZED GAINS                       (48,528)        (86,285)          (3,366)        (4,244)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                  75,935         254,809           50,071        247,185
  Proceeds from Reinvestment of Distributions                47,039          83,552            3,297          4,134
  Payment for Shares Redeemed                              (269,852)       (465,436)        (112,234)      (330,613)
                                                         ----------      ----------         --------       --------
  Net Decrease in Net Assets from Capital
    Share Transactions                                     (146,878)       (127,075)         (58,866)       (79,294)
                                                         ----------      ----------         --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      55,848        (124,926)         (78,808)       (61,016)

NET ASSETS:
  Beginning of Period                                     1,439,901       1,564,827          321,995        383,011
                                                         ----------      ----------         --------       --------
  End of Period                                          $1,495,749      $1,439,901         $243,187       $321,995
                                                         ==========      ==========         ========       ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                        3,469          11,860            2,975         14,251
  Issued in Reinvestment of Distributions                     2,255           4,039              212            235
  Redeemed                                                  (12,525)        (21,988)          (6,670)       (19,075)
                                                             ------          ------            -----         ------
  Net Decrease in Shares of the Fund                         (6,801)         (6,089)          (3,483)        (4,589)
                                                              =====           =====            =====          =====


                                              See Notes to Financial Statements.
                                                                                                                 29

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                                                (In Thousands)
                                                                STRONG GROWTH FUND         STRONG MID CAP DISCIPLINED FUND
                                                        ---------------------------------  -------------------------------
                                                        Six Months Ended     Year Ended           Six Months Ended
                                                          June 30, 1999     Dec. 31, 1998           June 30, 1999
                                                        ----------------    -------------  -------------------------------
                                                           (Unaudited)                           (Unaudited) (Note 1)
OPERATIONS:
  Net Investment Loss                                      ($    8,008)      ($   10,416)              ($   14)
  Net Realized Gain                                            246,518           104,907                   422
  Net Change in Unrealized Appreciation/Depreciation            54,880           304,272                   353
                                                            ----------        ----------                ------
  Net Increase in Net Assets Resulting from Operations         293,390           398,763                   761

DISTRIBUTIONS FROM NET REALIZED GAINS                          (66,238)              (37)                   --

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                    305,791           379,839                 9,188
  Proceeds from Reinvestment of Distributions                   64,809                36                    --
  Payment for Shares Redeemed                                 (263,442)         (602,747)               (2,919)
  Net Proceeds from Acquisition (Note 8)                            --            61,697                    --
                                                            ----------        ----------                ------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                            107,158          (161,175)                6,269
                                                            ----------        ----------                ------
TOTAL INCREASE IN NET ASSETS                                   334,310           237,551                 7,030

NET ASSETS:
  Beginning of Period                                        1,834,675         1,597,124                    --
                                                            ----------        ----------                ------
  End of Period                                             $2,168,985        $1,834,675                $7,030
                                                            ==========        ==========                ======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                          12,499            19,329                   791
  Issued in Reinvestment of Distributions                        2,662                 2                    --
  Redeemed                                                     (10,808)          (30,918)                 (245)
  Issued to Effect Acquisition (Note 8)                             --             3,292                    --
                                                                 -----             -----                   ---
  Net Increase (Decrease) in Shares of the Fund                  4,353            (8,295)                  546
                                                                 =====             =====                   ===

                                             See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                                                (In Thousands)
                                                       STRONG MID CAP GROWTH FUND            STRONG OPPORTUNITY FUND
                                                     --------------------------------     --------------------------------
                                                     Six Months Ended    Year Ended       Six Months Ended    Year Ended
                                                       June 30, 1999    Dec. 31, 1998       June 30, 1999    Dec. 31, 1998
                                                     ----------------   -------------     ----------------   -------------
                                                        (Unaudited)                          (Unaudited)
OPERATIONS:
  Net Investment Income (Loss)                           ($   128)        ($   172)           $    2,111      $    3,089
  Net Realized Gain                                         5,879               22               237,860         213,971
  Net Change in Unrealized Appreciation/Depreciation         (378)           1,987               124,692          61,275
                                                          -------          -------            ----------      ----------
  Net Increase in Net Assets Resulting from Operations      5,373            1,837               364,663         278,335

DISTRIBUTIONS:
  From Net Investment Income                                   --               --                   (44)         (2,486)
  From Net Realized Gains                                      --               --               (60,524)       (220,319)
                                                          -------          -------            ----------      ----------
  Total Distributions                                          --               --               (60,568)       (222,805)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                18,728           23,567               211,978         348,997
  Proceeds from Reinvestment of Distributions                  --               --                59,194         217,297
  Payment for Shares Redeemed                             (14,020)         (21,772)             (311,042)       (508,783)
                                                          -------          -------            ----------      ----------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                         4,708            1,795               (39,870)         57,511
                                                          -------          -------            ----------      ----------
TOTAL INCREASE IN NET ASSETS                               10,081            3,632               264,225         113,041

NET ASSETS:
  Beginning of Period                                      19,297           15,665             2,037,927       1,924,886
                                                          -------          -------            ----------      ----------
  End of Period                                           $29,378          $19,297            $2,302,152      $2,037,927
                                                          =======          =======            ==========      ==========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                      1,268            1,888                 5,124           8,778
  Issued in Reinvestment of Distributions                      --               --                 1,542           5,578
  Redeemed                                                   (976)          (1,784)               (7,726)        (13,034)
                                                            -----            -----                 -----          ------
  Net Increase (Decrease) in Shares of the Fund               292              104                (1,060)          1,322
                                                            =====            =====                 =====          ======


                                               See Notes to Financial Statements.

                                                                                                                      31

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                                            (In Thousands)
                                                                     STRONG STRATEGIC GROWTH FUND
                                                                   ---------------------------------
                                                                   Six Months Ended     Year Ended
                                                                     June 30, 1999     Dec. 31, 1998
                                                                   ----------------    -------------
                                                                      (Unaudited)        (Note 1)
OPERATIONS:
  Net Investment Loss                                                   ($   16)         ($    9)
  Net Realized Gain (Loss)                                                  347              (91)
  Net Change in Unrealized Appreciation/Depreciation                         90              399
                                                                         ------           ------
  Net Increase in Net Assets Resulting from Operations                      421              299

DISTRIBUTIONS FROM NET INVESTMENT INCOME                                     --               --

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                               1,432            5,323
  Proceeds from Reinvestment of Distributions                                --               --
  Payment for Shares Redeemed                                            (1,571)          (2,156)
                                                                         ------           ------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions    (139)           3,167
                                                                         ------           ------
TOTAL INCREASE IN NET ASSETS                                                282            3,466

NET ASSETS:
  Beginning of Period                                                     3,466               --
                                                                         ------           ------
  End of Period                                                          $3,748           $3,466
                                                                         ======           ======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                      126              528
  Issued in Reinvestment of Distributions                                    --               --
  Redeemed                                                                 (140)            (220)
                                                                            ---              ---
  Net Increase (Decrease) in Shares of the Fund                             (14)             308
                                                                            ===              ===


                                 See Notes to Financial Statements.
32

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

1.   ORGANIZATION
     The accompanying financial statements represent the Strong Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:
     -    Strong Common Stock Fund, Inc. (1)
     -    Strong Discovery Fund, Inc. (1)
     -    Strong Growth Fund (a series of Strong Equity Funds, Inc. (1))
     -    Strong Mid Cap Disciplined Fund (a series of Strong Equity Funds, Inc.
          (1))
     - Strong Mid Cap Growth Fund (a series of Strong Equity Funds, Inc. (1)) formerly known as Strong Mid Cap Fund
     -    Strong Opportunity Fund, Inc. (1)
     -    Strong  Strategic  Growth Fund (a series of Strong Equity Funds,  Inc.
          (1))

     (1) A diversified, open-end management investment company registered under the Investment Company Act of 1940.

     Strong Strategic Growth Fund commenced operations on June 30, 1998. Strong Mid Cap Disciplined Fund commenced operations on January 4, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at June 30, 1999 were as follows:

                                Aggregate          Aggregate     Percent of
                                   Cost           Fair Value     Net Assets
                               -----------        ----------     ----------
STRONG  COMMON STOCK FUND      $13,876,120        $3,126,144         0.2%
STRONG DISCOVERY FUND              652,995           468,157         0.2%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments  in  foreign   denominated   assets  or  forward  currency
          contracts may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on annualized rates of 1.00% of the average daily net assets of the Funds. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

--------------------------------------------------------------------------------

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 1999, is as follows:

                                                  Shareholder
                               Payable to     Servicing and Other   Unaffiliated
                               Advisor at          Expenses          Directors'
                             June 30, 1999     Paid to Advisor          Fees
                             -------------    -------------------   ------------
STRONG COMMON STOCK FUND        $111,580         $  997,352            $6,632
STRONG DISCOVERY FUND             14,069            358,951             2,066
STRONG GROWTH FUND                96,808          2,042,337             8,276
STRONG MID CAP DISCIPLINED FUND        2              3,485               750
STRONG MID CAP GROWTH FUND        25,740             34,230               750
STRONG OPPORTUNITY FUND           93,983          1,596,034             9,122
STRONG STRATEGIC GROWTH FUND        (128)             6,310               750


4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At June 30, 1999, there were no borrowings by the Funds outstanding under the LOC.


5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities during the six months ended June 30, 1999, were as follows:

                                       Purchases               Sales
                                    --------------        --------------
STRONG COMMON STOCK FUND            $  509,442,913        $  680,852,613
STRONG DISCOVERY FUND                  247,317,007           289,342,306
STRONG GROWTH FUND                   2,749,003,688         2,721,082,271
STRONG MID CAP DISCIPLINED FUND          9,026,389             3,385,178
STRONG MID CAP GROWTH FUND             100,592,146            95,091,052
STRONG OPPORTUNITY FUND                781,645,835           835,124,190
STRONG STRATEGIC GROWTH FUND             2,496,407             2,836,863


6.   INCOME TAX INFORMATION
     The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                                      at June 30, 1999                           at December 31, 1998
                               ---------------------------------------------------------------   --------------------
                                 Federal Tax      Unrealized      Unrealized           Net         Net Capital Loss
                                     Cost        Appreciation    Depreciation     Appreciation       Carryovers
                               --------------    ------------    ------------     ------------     ----------------
STRONG COMMON STOCK FUND       $1,185,370,119    $405,879,181     $95,423,500     $310,455,681       $        --
STRONG DISCOVERY FUND             224,548,803      42,718,967      22,678,097       20,040,870                --
STRONG GROWTH FUND              1,553,089,410     630,397,181       8,029,503      622,367,678        15,174,979
STRONG MID CAP DISCIPLINED FUND     6,805,920         600,112         268,109          332,003                --
STRONG MID CAP GROWTH FUND         27,981,889       3,080,115         171,785        2,908,330           517,673
STRONG OPPORTUNITY FUND         1,742,482,985     618,190,175      62,283,450      555,906,725                --
STRONG STRATEGIC GROWTH FUND        3,317,320         543,115          76,755          466,360            68,378

                                                                                                                   35

--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

7.   INVESTMENTS IN AFFILIATES
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 1999 is as follows:

                            Balance of                                      Balance of              Dividend/Interest
                           Shares or Par      Gross        Gross Sales    Shares or Par    Value         Income          Realized
                            Value Held       Purchases         and          Value Held    June 30,   Jan.1 - June 30,   Gain/(Loss)
                           Jan. 1, 1999    and Additions    Reductions    June 30, 1999     1999          1999            on Sale
                           ------------    -------------   -----------    -------------   --------  -----------------   ----------
STRONG COMMON STOCK FUND
------------------------
IHOP Corporation             470,000          375,000        (95,000)        750,000    $18,046,875        --           $1,501,267

STRONG DISCOVERY FUND
---------------------
Halsey Drug Company, Inc.
  Common Stock               398,055               --       (398,055)             --             --        --           (1,225,081)
Halsey Drug Company, Inc.
  Restricted Common Stock     13,845            9,230             --          23,075         50,627        --                   --
Halsey Drug Company, Inc.
  Convertible Bonds          600,000               --             --         600,000        404,994        --                   --
Halsey Drug Company, Inc.
  Warrants                    21,429               --             --          21,429         12,536        --                   --


8.   ACQUISITION INFORMATION
     Effective October 30, 1998, Strong Growth Fund acquired, through a non-taxable exchange, substantially all the net assets of Strong Small Cap Fund. Strong Growth Fund issued 3,292,272 shares (valued at $61,697,184) for the 6,353,984 shares of Strong Small Cap Fund outstanding at October 30, 1998. The net assets of $61,697,184 of Strong Small Cap Fund included net unrealized depreciation on investments of $6,038,997, undistributed net investment losses of $1,076,450, accumulated realized net losses of $12,771,247 and capital loss carryovers of $15,711,933 which were combined with those of Strong Growth Fund. Strong Growth Fund utilized $536,954 of these capital loss carryforwards in 1998.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG COMMON STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    PERIOD ENDED
                                                    --------------------------------------------------------------------------------
                                                     June 30,       Dec. 31,      Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
Selected Per-Share Data(a)                            1999(b)         1998          1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $21.06         $21.02        $20.24       $19.77       $16.74       $17.94
Income From Investment Operations
  Net Investment Income (Loss)                         (0.01)          0.00(c)       0.01         0.06         0.11         0.04
  Net Realized and Unrealized Gains (Losses)
    on Investments                                      4.04           1.36          4.67         3.87         5.25        (0.13)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      4.03           1.36          4.68         3.93         5.36        (0.09)

Less Distributions
  From Net Investment Income                              --             --         (0.01)       (0.06)       (0.10)       (0.04)
  In Excess of Net Investment Income                      --             --         (0.03)       (0.05)       (0.02)          --
  From Net Realized Gains                              (0.79)         (1.32)        (3.86)       (3.35)       (2.21)       (1.07)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                  (0.79)         (1.32)        (3.90)       (3.46)       (2.33)       (1.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $24.30         $21.06        $21.02       $20.24       $19.77       $16.74
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                        +19.7%          +6.6%        +24.0%       +20.5%       +32.4%        -0.5%
  Net Assets, End of Period (In Millions)             $1,496         $1,440        $1,565       $1,244       $1,061         $790
  Ratio of Expenses to Average Net Assets               1.2%*          1.2%          1.2%         1.2%         1.2%         1.3%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                         (0.1%)*         0.0%(c)       0.0%(c)      0.3%         0.5%         0.3%
  Portfolio Turnover Rate                              39.1%         102.6%        117.3%        90.9%        91.5%        83.0%



STRONG DISCOVERY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    PERIOD ENDED
                                                    --------------------------------------------------------------------------------
                                                     June 30,       Dec. 31,      Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
Selected Per-Share Data(a)                            1999(b)         1998          1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $17.95         $17.00        $17.45       $18.96       $15.67       $18.05
Income From Investment Operations
  Net Investment Income (Loss)                         (0.05)         (0.07)        (0.16)       (0.15)       (0.05)        0.16
  Net Realized and Unrealized Gains (Losses)
    on Investments                                     (0.86)          1.26          2.00         0.35         5.48        (1.17)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     (0.91)          1.19          1.84         0.20         5.43        (1.01)

Less Distributions
  From Net Investment Income                              --             --            --           --           --        (0.11)
  In Excess of Net Investment Income                      --             --            --        (1.12)       (0.10)       (0.58)
  From Net Realized Gains                              (0.22)         (0.24)        (1.90)       (0.59)       (2.04)       (0.68)
  In Excess of Net Realized Gains                         --             --         (0.39)          --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                  (0.22)         (0.24)        (2.29)       (1.71)       (2.14)       (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $16.82         $17.95        $17.00       $17.45       $18.96       $15.67
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                         -5.0%          +7.0%        +10.9%        +1.5%       +34.8%        -5.7%
  Net Assets, End of Period (In Millions)               $243           $322          $383         $514         $599         $388
  Ratio of Expenses to Average Net Assets               1.4%*          1.3%          1.4%         1.4%         1.4%         1.5%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                         (0.5%)*        (0.4%)        (0.9%)       (0.3%)       (0.4%)        0.7%
  Portfolio Turnover Rate                              94.1%         185.9%        169.9%       792.8%       516.0%       606.1%


  *  Calculated on an annualized basis.
(a)  Information  presented  relates  to a share  of  capital  stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (unaudited).
(c)  Amount calculated is less than $0.01 or 0.1%.

                       See Notes to Financial Statements.

                                                                                                                              37


FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
STRONG GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    PERIOD ENDED
                                                    --------------------------------------------------------------------------------
                                                     June 30,       Dec. 31,      Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
Selected Per-Share Data(a)                            1999(b)         1998          1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $23.25         $18.31        $18.50       $15.88       $11.61       $10.00
Income From Investment Operations
  Net Investment Loss                                  (0.10)         (0.13)        (0.08)       (0.03)       (0.04)       (0.00)(c)
  Net Realized and Unrealized Gains
    on Investments                                      3.73           5.07          3.41         3.13         4.79         1.72
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      3.63           4.94          3.33         3.10         4.75         1.72

Less Distributions
  From Net Investment Income                              --             --            --           --           --           --
  In Excess of Net Investment Income                      --             --            --        (0.02)       (0.03)       (0.11)
  From Net Realized Gains                              (0.83)         (0.00)(c)     (2.70)       (0.46)       (0.16)          --
  In Excess of Net Realized Gains                         --             --         (0.82)          --        (0.29)          --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                  (0.83)         (0.00)(c)     (3.52)       (0.48)       (0.48)       (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $26.05         $23.25        $18.31       $18.50       $15.88       $11.61
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                        +15.9%         +27.0%        +19.1%       +19.5%       +41.0%       +17.3%
  Net Assets, End of Period (In Millions)             $2,169         $1,835        $1,597       $1,308         $643         $106
  Ratio of Expenses to Average Net Assets               1.3%*          1.3%          1.3%         1.3%         1.4%         1.6%
  Ratio of Net Investment Loss to Average
    Net Assets                                         (0.8%)*        (0.7%)        (0.5%)       (0.2%)       (0.5%)       (0.1%)
  Portfolio Turnover Rate                             145.4%         248.6%        295.7%       294.9%       321.2%       385.8%



STRONG MID CAP DISCIPLINED FUND
----------------------------------------------------------------
                                                    PERIOD ENDED
                                                    ------------
                                                      June 30,
Selected Per-Share Data(a)                             1999(b)
----------------------------------------------------------------
Net Asset Value, Beginning of Period                  $10.00
Income From Investment Operations
  Net Investment Loss                                  (0.03)
  Net Realized and Unrealized Gains on Investments      2.91
----------------------------------------------------------------
  Total from Investment Operations                      2.88

Less Distributions
  From Net Investment Income                              --
----------------------------------------------------------------
  Total Distributions                                     --
----------------------------------------------------------------
Net Asset Value, End of Period                        $12.88
================================================================
Ratios and Supplemental Data
----------------------------------------------------------------
  Total Return                                        +28.8%
  Net Assets, End of Period (In Millions)                 $7
  Ratio of Expenses to Average Net Assets               2.0%*
  Ratio of Net Investment Loss to Average Net Assets   (0.8%)*
  Portfolio Turnover Rate                              87.7%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (unaudited).
(c)  Amount calculated is less than $0.01.


                       See Notes to Financial Statements.


-------------------------------------------------------------------------------------------
STRONG MID CAP GROWTH FUND
-------------------------------------------------------------------------------------------
                                                                  PERIOD ENDED
                                                    ---------------------------------------
                                                     June 30,       Dec. 31,      Dec. 31,
Selected Per-Share Data(a)                            1999(b)         1998          1997
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $13.03         $11.38        $10.00
Income From Investment Operations
  Net Investment Loss                                  (0.07)         (0.12)        (0.09)
  Net Realized and Unrealized Gains on Investments      3.61           1.77          1.47
-------------------------------------------------------------------------------------------
  Total from Investment Operations                      3.54           1.65          1.38

Less Distributions
  From Net Investment Income                              --             --            --
-------------------------------------------------------------------------------------------
  Total Distributions                                     --             --            --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $16.57         $13.03        $11.38
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                        +27.2%         +14.5%        +13.9%
  Net Assets, End of Period (In Millions)                $29            $19           $16
  Ratio of Expenses to Average Net Assets               1.7%*          1.7%          1.6%
  Ratio of Net Investment Loss to Average Net Assets   (1.1%)*        (0.9%)        (0.9%)
  Portfolio Turnover Rate                             432.9%         206.9%        305.2%



STRONG OPPORTUNITY FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     Period Ended
                                                       -------------------------------------------------------------------------
                                                       June 30,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
Selected Per-Share Data(a)                              1999(b)       1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $38.62       $37.41       $35.26       $33.35       $27.71       $28.23
Income From Investment Operations
  Net Investment Income                                   0.04         0.05         0.10         0.20         0.20         0.13
  Net Realized and Unrealized Gains on Investments        7.07         5.68         7.90         5.78         7.28         0.76
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        7.11         5.73         8.00         5.98         7.48         0.89

Less Distributions
  From Net Investment Income                              0.00(c)     (0.05)       (0.10)       (0.20)       (0.20)       (0.13)
  In Excess of Net Investment Income                        --           --           --        (0.05)       (0.01)          --
  From Net Realized Gains                                (1.21)       (4.47)       (5.75)       (3.82)       (1.63)       (1.28)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (1.21)       (4.52)       (5.85)       (4.07)       (1.84)       (1.41)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $44.52       $38.62       $37.41       $35.26       $33.35       $27.71
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                          +18.9%       +15.5%       +23.5%       +18.1%       +27.3%        +3.2%
  Net Assets, End of Period (In Millions)               $2,302       $2,038       $1,925       $1,770       $1,328         $806
  Ratio of Expenses to Average Net Assets                 1.2%*        1.2%         1.2%         1.3%         1.3%         1.4%
  Ratio of Net Investment Income to Average Net Assets    0.2%*        0.2%         0.3%         0.6%         0.7%         0.5%
  Portfolio Turnover Rate                                42.4%        86.0%        93.7%       103.3%        92.5%        59.2%


  *  Calculated on an annualized basis.
(a)  Information  presented  relates  to a share  of  capital  stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (unaudited).
(c)  Amount calculated is less than $0.01.


                                                   See Notes to Financial Statements.
                                                                                                                             39

--------------------------------------------------------------------------------
STRONG STRATEGIC GROWTH FUND
----------------------------------------------------------------------------
                                                            Period Ended
                                                      ----------------------
                                                      June 30,      Dec. 31,
Selected Per-Share Data(a)                             1999(b)      1998(c)
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $11.25       $10.00
Income From Investment Operations
  Net Investment Loss                                   (0.06)       (0.03)
  Net Realized and Unrealized Gains on Investments       1.56         1.28
----------------------------------------------------------------------------
  Total from Investment Operations                       1.50         1.25
Less Distributions
  From Net Investment Income                               --           --
----------------------------------------------------------------------------
  Total Distributions                                      --           --
----------------------------------------------------------------------------
Net Asset Value, End of Period                         $12.75       $11.25
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
  Total Return                                         +13.3%       +12.5%
  Net Assets, End of Period (In Millions)                  $4           $3
  Ratio of Expenses to Average Net Assets                2.0%*        2.0%*
  Ratio of Net Investment Loss to Average Net Assets    (1.0%)*      (0.5%)*
  Portfolio Turnover Rate                               78.8%        59.7%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (unaudited).
(c)  For the period from June 30, 1998 (inception) to December 31, 1998.


                       See Notes to Financial Statements.
40

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                            John W. Widmer, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.

                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                               www.strongfunds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                       Strong Investments, Inc. 12425H99                   SGRO